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                                                                    Exhibit 10.1

                        AGREEMENT FOR WHOLESALE FINANCING
       (MANUFACTURED HOME PURCHASE MONEY, USED AND RENTAL CREDIT FACILITY)

     THIS AGREEMENT FOR WHOLESALE FINANCING (MANUFACTURED HOME PURCHASE MONEY, USED AND RENTAL CREDIT FACILITY) (as amended from time to time, this "AGREEMENT") is made as of March 1, 2006, by and between SUN HOME SERVICES, INC., a Michigan corporation ("SHS" OR "BORROWER"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as a the lender ("TFC"); the principal place of business of SHS and its notification address is set forth in Part 1 on the Schedule of Terms and Disclosures attached hereto.

                                    RECITALS:

     A. WHEREAS, SHS is an authorized dealer of manufactured homes of the types set forth on Part 2 to the Schedule of Terms and Disclosures attached hereto (each a "MANUFACTURED HOME") manufactured by the manufacturers set forth on said
Part 2 (individually, a "MANUFACTURER" and, collectively, the "MANUFACTURERS");

     B. WHEREAS, in its capacity as a dealer to such Manufacturers, SHS buys, from time to time, new Manufactured Homes from such Manufacturers (each a "NEW MANUFACTURED HOME") to be held by SHS as inventory for sale in the ordinary course of SHS's business (each a "NEW MANUFACTURED HOME HELD FOR SALE"); SHS may after such purchase (and prior to the first sale of such New Manufactured Home) rent such New Manufactured Home in a Sun MH Community (as such term is defined below) in the ordinary course of its business (any such New Manufactured Home actually so rented is referred to herein as a "NEW RENTED MANUFACTURED HOME");

     C. WHEREAS, SHS also acquires from time to time in the ordinary course of its business, used Manufactured Homes (by way of trade-ins; repossessions, foreclosures or other similar enforcement actions; or purchases of pre-owned Manufactured Homes located in, and from residents of, any of the Sun MH Communities) (each a "USED MANUFACTURED HOME") to be held as inventory for sale in the ordinary course of SHS's business (each a "USED MANUFACTURED HOME HELD FOR SALE"); SHS may after such acquisition rent such Used Manufactured Home in a Sun MH Community in the ordinary course of its business (any such Used Manufactured Home actually so rented is referred to herein as a "USED RENTED MANUFACTURED HOME");

     D. WHEREAS, SHS has entered into (or intends to enter into) manufactured home lease agreements with individual consumers (each manufactured home lease agreement is referred to herein as a "MH CONSUMER LEASE AGREEMENT") and each individual lessee thereunder is referred to herein as a "MH CONSUMER LESSEE") in respect of New Manufactured Homes or Used Manufactured Homes, as the case may be; in certain cases, such MH Consumer Lease Agreements may permit the MH Consumer Lessees thereunder to purchase from SHS the New Rented Manufactured Homes or Used Rented Manufactured Homes, as the case may be, being leased thereunder for a stipulated purchase price (each such purchase option under any such MH Consumer Lease Agreement is referred to herein as a "MH CONSUMER LESSEE PURCHASE OPTION");

     E. WHEREAS, New Rented Manufactured Homes and Used Rented Manufactured Homes are referred to herein, collectively, as "RENTED MANUFACTURED HOMES;"

     F. WHEREAS, all SHS's now owned Manufactured Homes are, and all of SHS's hereafter acquired Manufactured Homes that constitute Collateral (as such term is defined below) will be, (I) unencumbered and free and clear of any lien or security interest, except as otherwise provided for or permitted in this Agreement, and (II) owned solely by SHS free and clear of any interest of any other person (except as provided for in Recital D above);

     G. WHEREAS, SHS requests that TFC extend advances under this Agreement from time to time to provide (i) purchase money financing, as provided for in Section 1 of this Agreement, in order for SHS to acquire

Final
Agreement for Wholesale Financing
(Manufactured Home Purchase Money, Used and Rental Credit Facility)


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New Manufactured Homes for Sale from Manufacturers (each funding by TFC, as provided for in Section 1 below, of a request by SHS for an extension of credit in respect of such a New Manufactured Homes for Sale to be acquired from a Manufacturer is referred to herein, individually, as a "NEW MANUFACTURED HOME SALE ADVANCE" and, collectively, as the "NEW MANUFACTURED HOME SALE ADVANCES") and (ii) to provide financing, as provided for in Section 1 of this Agreement, for New Manufactured Homes for Sale previously acquired and fully paid for by SHS (referred to herein individually, as a "NEW MANUFACTURED HOME BULK SALE ADVANCE" and, collectively, as the "NEW MANUFACTURED HOME BULK SALE ADVANCES; New Manufactured Home Sale Advances and New Manufactured Home Bulk Sale Advances are referred to herein collectively as "NEW MANUFACTURED HOME ACQUISITION ADVANCES");

     H. WHEREAS, SHS requests that TFC extend advances under this Agreement from time to time to provide financing, as provided for in Section 2 of this Agreement, in order for SHS to refinance, if necessary, and convert New Manufactured Homes Held for Sale into New Rented Manufactured Homes (each funding by TFC, as provided for in Section 2 below, of a request by SHS for an extension of credit in respect of such a New Rented Manufactured Home is referred to herein, individually, as a "NEW RENTED MANUFACTURED HOME ADVANCE" and, collectively, as the "NEW RENTED MANUFACTURED HOME ADVANCES");

     I. WHEREAS, SHS requests that TFC extend advances under this Agreement from time to time to provide (i) acquisition financing, as provided for in Section 3 of this Agreement, in respect of Used Manufactured Homes Held for Sale (each funding by TFC, as provided for in Section 3 below, of a request by SHS for an extension of credit in respect of a Used Manufactured Homes Held for Sale is referred to herein, individually, as a "USED MANUFACTURED HOME SALE ADVANCE" and, collectively, as the "USED MANUFACTURED HOME SALE ADVANCES") and (ii) to provide financing, as provided for in Section 3 of this Agreement, for Used Manufactured Homes for Sale previously acquired and fully paid for by SHS (referred to herein, individually, as a "USED MANUFACTURED HOME BULK SALE ADVANCE" and, collectively, as the "USED MANUFACTURED HOME BULK SALE ADVANCES;" Used Manufactured Home Sale Advances and the Used Manufactured Home Bulk Sale Advances are referred to herein collectively as "USED MANUFACTURED HOME ACQUISITION ADVANCES");

     J. WHEREAS, SHS requests that TFC extend advances under this Agreement from time to time to provide financing, as provided for in Section 4 of this Agreement, in order for SHS to refinance and convert Used Manufactured Homes Held for Sale into Used Rented Manufactured Homes or to otherwise acquire financing for other Used Rented Manufactured Homes (each funding by TFC, as provided for in Section 4 below, of a request by SHS for an extension of credit in respect of such a Used Rented Manufactured Home is referred to herein, individually, as a "USED RENTED MANUFACTURED HOME ADVANCE" and, collectively, as the "USED RENTED MANUFACTURED HOME ADVANCES");

     K. WHEREAS, New Manufactured Home Acquisition Advances and New Rented Manufactured Home Advances are referred to herein, collectively, as "NEW MANUFACTURED HOME ADVANCES;" Used Manufactured Home Acquisition Advances and Used Rented Manufactured Home Advances are referred to herein, collectively, as "USED MANUFACTURED HOME ADVANCES;" New Rented Manufactured Home Advances and Used Rented Manufactured Home Advances are referred to herein, collectively, as "RENTED MANUFACTURED HOME ADVANCES;" and New Manufactured Home Advances, Used Manufactured Home Advances and Rented Manufactured Home Advances are referred to herein, collectively and without duplication, as the "ADVANCES;"

     L. WHEREAS, one or more Affiliates (as such term is defined below) of SHS own individual manufactured home homesites in the manufactured home communities identified in Part 3 on the Schedule of Terms and Disclosures attached hereto (each a "MH HOMESITE") and have entered into certain homesite leases with SHS pursuant to which SHS leases such homesites for purposes of further subleasing the same to MH Consumer Lessees under MH Consumer Lease Agreements who have rented Manufactured Homes from SHS (with respect to each Manufactured Home, each such MH Homesite is referred to herein as a "MH RENTAL HOMESITE;" and each lease to SHS with respect to any such MH Rental Homesite or any other MH Homesite is referred to herein as a


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"MH SHS HOMESITE LEASE;" each Affiliate of SHS that is the lessor with respect to any such MH SHS Homesite Lease is referred to herein as a "MH COMMUNITY HOMESITE LESSOR;" and each manufactured home community, as listed on said Part 3 (as said Part may be amended and supplemented pursuant to Section 19 below) is referred to herein as a "SUN MH COMMUNITY");

     M. WHEREAS, SHS has established an administrative services arrangement and agreement with each of the MH Community Homesite Lessors (individually a, "MH SERVICING AGREEMENT" and, collectively, the "MH SERVICING AGREEMENTS"), pursuant to which each such MH Community Homesite Lessor services on behalf of SHS the MH Consumer Lease Agreements in respect of the Manufactured Homes located in the Sun MH Community of such MH Community Homesite Lessor and collects the rental payments made by the MH Consumer Lessees under such MH Consumer Lease Agreements (the portion of such rental payments that pertains to the renting of such Manufactured Homes as opposed to the renting of the MH Rental Homesites on which such Manufactured Homes are located is referred to herein, collectively, as the "MH CONSUMER LEASE AGREEMENT PAYMENTS");

     N. WHEREAS, SHS is, among other things, granting to TFC, as collateral hereunder, a security interest in and lien on all of its right, title and interest in all Manufactured Homes of SHS in respect of which one or more Advances have been made and/or which form a part of the New Borrowing Base, the Used Borrowing Base or the Rental Borrowing Base (as such terms are defined below), wherever located (including, without limitation, those located in the Sun MH Communities), all currently existing and hereafter created MH Consumer Lease Agreements with respect to the renting of Manufactured Homes in respect of which an Advance has been made, and all currently existing and future MH Consumer Lease Agreement Payments under such MH Consumer Lease Agreements;

     O. WHEREAS, (I) if an Event of Default (as hereinafter defined) shall exist, the MH Consumer Lease Agreement Payments received by SHS or by any MH Community Homesite Lessor on behalf of SHS in respect of Rented Manufactured Homes constituting Collateral in any month shall be paid by SHS or such MH Community Homesite Lessor to TFC on the next Billing Statement Payment Date (as such term is defined below) or on such other date elected by TFC for application to the obligations of SHS hereunder, as provided for in Section 10 below, and
(II) if no Event of Default shall exist, such MH Consumer Lease Agreement Payments shall be retained by SHS free and clear of any lien or security interest of TFC therein to be used for working capital or any other purpose of SHS;

     P. WHEREAS, the aggregate outstanding principal amount of all New Manufactured Home Acquisition Advances will not exceed at any time the New Borrowing Base (as such term is defined below);

     Q. WHEREAS, the aggregate outstanding principal amount of all Rented Manufactured Home Advances will not exceed at any time the Rental Borrowing Base (as such term is defined below);

     R. WHEREAS, the aggregate outstanding principal amount of all Used Manufactured Home Acquisition Advances will not exceed at any time the Used Borrowing Base (as such term is defined below);

     S. WHEREAS, SHS has not caused and will not in the future cause any Manufactured Home owned by it and constituting Collateral to become a fixture to any MH Homesite or otherwise to be treated as real property or a part of real property under applicable state law; and

     T. WHEREAS, capitalized terms used in this Agreement shall have the meanings assigned to them in Appendix I attached hereto.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, SHS and TFC agree as follows:


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     1. NEW MANUFACTURED HOME ACQUISITION ADVANCES. With respect to any New
     Manufactured Home to be acquired from a Manufacturer and otherwise to constitute a New Manufactured Home Held for Sale, as identified in a writing to TFC, SHS may request TFC to, and TFC will (subject to the satisfaction of the terms and conditions set forth herein and subject to
     Section 24 hereof), make a New Manufactured Home Sale Advance hereunder to or for the benefit of SHS, the amount of which shall not exceed 100% of the Manufacturer's original invoice price of such New Manufactured Home (net of all rebates, discounts, credits and volume incentive payments with respect thereto, but excluding from any such rebates, discounts, credits and volume incentive payments any advertising allowances not in excess of 5% of the relevant invoiced amount) (the original invoice price of such New Manufactured Home net of such rebates, discounts, credits and volume incentive payments, as provided above, is referred to herein as such New Manufactured Home's "NET INVOICE PRICE"). Each such New Manufactured Home shall be new, completed and otherwise be ready to be held for sale by SHS at one of the Sun MH Communities. SHS understands and agrees that all New Manufactured Homes to be acquired from a Manufacturer shall be deemed to be New Manufactured Homes Held for Sale. SHS understands and agrees that no New Manufactured Home Sale Advance will be made to SHS in respect of any New Manufactured Home Held for Sale if any of the conditions for the making of such New Manufactured Home Sale Advance set forth in Sections 5, 7 or 9 hereof shall have not been satisfied or any Default or Event of Default shall exist immediately prior to or would exist immediately after the making of such Advance. No New Manufactured Home Sale Advances shall in any case be made after March 1, 2009 and only one New Manufactured Home Acquisition Advance shall be made with respect to any New Manufactured Home Held for Sale.

          With respect to one or more New Manufactured Homes constituting New Manufactured Homes Held for Sale, as identified in a writing to TFC, owned by SHS and all of whose purchase prices have been previously paid in full by SHS, SHS may request TFC to, and TFC will (subject to the satisfaction of the terms and conditions set forth herein), make a New Manufactured Home Bulk Sale Advance hereunder in respect thereof to or for the benefit of SHS, the amount of which shall not exceed the lesser of (A) the aggregate of the Net Invoice Prices of all such New Manufactured Homes Held for Sale or (B) the remainder of $40,000,000 minus the aggregate outstanding principal of all other Advances. Each of such New Manufactured Homes shall be new, completed and otherwise already being held for sale by SHS at one of the Sun MH Communities. SHS understands and agrees that no New Manufactured Home Bulk Sale Advance will be made if any of the conditions for the making of such Advance set forth in Sections 5, 7 or 9 hereof shall have not been satisfied or if Default or Event of Default shall exist immediately before or would exist immediately after the making of such Advance. No New Manufactured Home Bulk Sale Advances shall in any case be made after March 1, 2009 and only one New Manufactured Home Acquisition Advance shall be made with respect to any New Manufactured Home Held for Sale.

          If, at any time, the aggregate outstanding principal balance of all New Manufactured Home Acquisition Advances exceeds the lesser of (A) the aggregate of the Net Invoice Prices of all New Manufactured Home Held for Sale then owned and in the possession of SHS and in respect of which a New Manufactured Home Acquisition Advance has been made or (B) the remainder of $40,000,000 minus the aggregate outstanding principal of all Rented Manufactured Home Advances and Used Manufactured Home Acquisition Advances, then SHS shall pay such excess to TFC promptly upon written demand therefor (the lesser of subclause (a) and (b) above is referred to herein as the "NEW BORROWING BASE") and such payment shall be applied to the outstanding principal balance of the New Manufactured Home Acquisition Advances. SHS may not elect to treat for purposes of this Agreement any New Manufactured Home Held for Sale as a Used Manufactured Home Held for Sale or a Used Rented Manufactured Home but may convert any New Manufactured Home Held for Sale to a New Rented Manufactured Home (and consequently may use the same for the purposes of obtaining a New Rented Manufactured Home Advance under
     Section 2 below) by prior written notice to TFC and the payment in full of the outstanding principal balance of any New Manufactured Home Acquisition Advance (together with accrued and unpaid interest thereon) attributable in respect thereof.


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     2. NEW RENTED MANUFACTURED HOME ADVANCES. With respect to any New
     Manufactured Home converted from a New Manufactured Home Held for Sale to (and otherwise constituting) a New Rented Manufactured Home, as identified in a writing to TFC, SHS may request TFC to, and TFC will (subject to the satisfaction of the terms and conditions set forth herein and Section 24 hereof), make a New Rented Manufactured Home Advance to or for the benefit of SHS, the amount of which will be limited to the sum of (I) 35% of the lesser of (Y) the book value of such New Rented Manufactured Home (book value being determined for such New Rented Manufactured Home as SHS's out-of-pocket acquisition cost therefor) or (Z) the NADA Base Structure Value of such New Rented Manufactured Home (determined as of the date of the making of such New Rented Manufactured Home Advance) plus (II) actual out-of-pocket set-up costs incurred by SHS with respect thereto. Each such New Rented Manufactured Home shall be new (and, for the avoidance of doubt, less than ten years old measured from the date of the original invoice from the Manufacturer in respect thereof), completed and be rented by SHS at one of the Sun MH Communities under a MH Consumer Lease Agreement that is not in default. SHS agrees to pay any portion of the original acquisition price of such New Rented Manufactured Home that is outstanding and to pay the outstanding principal balance of any New Manufactured Home Acquisition Advance (together with accrued and unpaid interest) made in respect of such New Rented Manufactured Home on or prior to the date on which such New Rented Manufactured Home Advance is made hereunder. SHS shall provide to TFC such evidence of the foregoing payments as TFC may reasonably request and TFC may require such evidence as a condition to advancing the proceeds of any such New Rented Manufactured Home Advance. SHS understands and agrees that each New Rented Manufactured Home Advance made to SHS in respect of any New Rented Manufactured Home will be subject to the satisfaction of the conditions in respect thereof set forth in Sections 5, 7 and 9 hereof and further subject to no Default or Event of Default existing immediately prior to or after the extension of such Advance. No New Rented Manufactured Home Advance shall be made after March 1, 2009 and only one New Rented Manufactured Home Advance shall be made with respect to any New Rented Manufactured Home.

          If, at any time, the aggregate outstanding principal balance of all Rented Manufactured Home Advances exceeds the Rental Borrowing Base (as defined below) determined at such time, SHS shall pay such excess to TFC promptly upon written demand therefor. SHS may not elect to treat any New Rented Manufactured Home as a New Manufactured Home Held for Sale, a Used Rented Manufactured Home or a Used Rented Manufactured Home.

     3. USED MANUFACTURED HOME ACQUISITION ADVANCES. With respect to any Used Manufactured Home to be acquired by SHS and to constitute a Used Manufactured Home Held for Sale, as identified in a writing to TFC, SHS may request TFC to, and TFC will (subject to the satisfaction of the terms and conditions set forth herein and Section 24 hereof), make a Used Manufactured Home Sale Advance hereunder to SHS, in an amount that will be limited to the lesser of (A) the out-of-pocket acquisition cost for such Used Manufactured Home Held for Sale paid by SHS and (B) the NADA Base Structure Value for such Used Manufactured Home Held for Sale determined at the time of the making of such Used Manufactured Home Sale Advance (such lesser amount for any Used Manufactured Home Held for Sale is referred to herein as such Used Manufactured Home's "MARKET PRICE"). SHS understands and agrees that each Used Manufactured Home Sale Advance shall be subject to the satisfaction of the conditions with respect thereto set forth in Sections 6, 8 and 9 hereof and to no Default or Event of Default existing hereunder immediately before or after the making of such Advance. No Used Manufactured Home Sale Advances shall be made after March 1, 2009 and only one Used Manufactured Home Acquisition Advance shall be made with respect to any Used Manufactured Home Held for Sale.

          With respect to one or more Used Manufactured Homes constituting Used Manufactured Homes Held for Sale, as identified in a writing to TFC, owned by SHS and all of whose acquisition prices have been previously paid in full by SHS, SHS may request TFC to, and TFC will (subject to the terms and conditions hereof), make a Used Manufactured Home Bulk Sale Advance hereunder to or for the benefit of SHS, the


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     amount of which shall not exceed the least of (I) the aggregate of the
     Market Prices of all such Used Manufactured Homes Held for Sale, (II) the remainder of $8,000,000 minus the aggregate outstanding principal of all Used Manufactured Home Acquisition Advances and (III) the remainder of $40,000,000 minus the aggregate outstanding principal of all Advances. No Used Manufactured Home Bulk Sale Advances shall be made after March 1, 2009 and only one Used Manufactured Home Acquisition Advance shall be made with respect to any Used Manufactured Home Held for Sale.

          If, at any time, the aggregate outstanding principal balance of all Used Manufactured Home Acquisition Advances exceeds the least of (I) the aggregate of the Market Prices of all Used Manufactured Home Held for Sale then owned and in the possession of SHS and in respect of which an outstanding Used Manufactured Home Acquisition Advance shall have been made, (II) $8,000,000 and (III) the remainder of $40,000,000 minus the aggregate outstanding principal of all New Manufactured Home Acquisition Advances and Rented Manufactured Home Advance, then SHS shall pay such excess to TFC promptly upon written demand therefor (the least of subclauses (i), (ii) and (iii) above is referred to herein as the "USED SALES BORROWING BASE") and such payment shall be applied to the outstanding principal balance of the Used Manufactured Home Acquisition Advances. SHS may not elect to treat any Used Manufactured Home Held for Sale as a New Manufactured Home Held for Sale or a New Rented Manufactured Home but SHS may elect to convert any Used Manufactured Home Held for Sale to a Used Rented Manufactured Home (and consequently may use the same for the purposes of obtaining a Used Rented Manufactured Home Advance under Section 4 below) by prior written notice to TFC and the payment of the outstanding principal balance of any Used Manufactured Home Acquisition Advance attributable in respect thereof together with any excess amount otherwise required to be paid by the immediately preceding sentence as a result of such conversion.

     4. USED RENTED MANUFACTURED HOME ADVANCE. With respect to any Used Manufactured Home converted from a Used Manufactured Home Held for Sale to (and otherwise constituting) a Used Rented Manufactured Home or with respect to any other Used Manufactured Home constituting a Used Rented Manufactured Home whose purchase price has been paid in full by SHS, in each case as identified in a writing to TFC, SHS may request TFC to, and TFC will (subject to the terms and conditions hereof and Section 24 hereof), make a Used Rented Manufactured Home Advance to SHS, in an amount that will be limited to 35% of the sum of (A) the lesser of (Y) the book value of such Used Rented Manufactured Home (book value being determined for such Used Rented Manufactured Home as SHS's out-of-pocket acquisition cost therefore and shall not include any refurbishment costs with respect thereto) or (Z) the NADA Base Structure Value of such Used Rented Manufactured Home (determined as of the date of the making of such Used Rented Manufactured Home Advance) plus (B) actual out-of-pocket set-up costs incurred by SHS with respect thereto. Each such Used Rented Manufactured Home shall be less than ten years old (based on the date of the original invoice from the Manufacturer of such Used Rented Manufactured
     Home), be completed and be rented at one of the Sun MH Communities under a MH Consumer Lease Agreement that is not in default. SHS agrees to pay any portion of the original acquisition price of such Used Rented Manufactured Home that is outstanding and to pay the outstanding principal balance of any Used Manufactured Home Acquisition Advance (together with accrued and unpaid interest thereon) made in respect of such Used Rented Manufactured Home on or prior to the date on which such Used Rented Manufactured Home Advance is made hereunder. SHS shall provide to TFC such evidence of the foregoing payments as TFC may reasonably request and TFC may require such evidence as a condition to advancing the proceeds of any such Used Rented Manufactured Home Advance. SHS understands and agrees that each Used Rented Manufactured Home Advance shall be subject to the satisfaction of the conditions with respect thereto set forth in Sections 6, 8 and 9 hereof and subject to no Default or Event of Default existing immediately before or after the making of such Used Rented Manufactured Home Advance. No Used Rented Manufactured Home Advance shall be made after March 1, 2009 and only one Used Rented Manufactured Home Advance shall be made with respect to any Used Rented Manufactured Home.


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          If, at any time, the aggregate outstanding principal balance of all
     Rented Manufactured Home Advances exceeds the least of

               (A) for all Rented Manufactured Homes in respect of which an outstanding Rented Manufactured Home Advance shall have been made and being at such time less than ten years old (measured from the date of the original invoice from the Manufacturer in respect thereof) and subject to MH Consumer Lease Agreements which are not in default the result of (AA) 35% of the lesser of the (Y) aggregate book value of such Rented Manufactured Homes (book value being determined for each such Rented Manufactured Home as SHS's out-of-pocket acquisition cost therefor and shall not include any refurbishment costs with respect thereto but shall include deductions for all depreciation with respect thereto calculated on a straight-line basis assuming a 10 year remaining life measured from the date of the original invoice from the Manufacturer in respect of such Rented Manufactured Home to the date of any determination hereof) and (Z) the aggregate NADA Base Structure Value of such Rented Manufactured Homes (NADA Base Structure Value being determined for each such Rented Manufactured Home at any time this determination is made) plus (BB) actual out-of-pocket set-up costs incurred by SHS with respect thereto (if a significant portion of the Rented Manufactured Homes, in the aggregate and as determined by TFC in its reasonable determination, shall have suffered significant casualties or otherwise been significantly damaged prior to their respective acquisition and refurbishment by SHS and such casualties and/or damage (notwithstanding such refurbishment) lead TFC to conclude, in its reasonable determination, that such Rented Manufactured Homes collectively have a reduced market value lower than what would be customarily attributed to normal or ordinary wear and tear, TFC may further reduce the book value amount in clause
          (A)(aa)(y) above by a reserve which shall be established by TFC in its reasonable determination and upon prior written notice to SHS),

               (B) $20,000,000 and

               (C) the remainder of $40,000,000 minus the aggregate outstanding principal of all New Manufactured Home Acquisition Advances and Used Manufactured Home Acquisition Advances,

     SHS shall pay such excess to TFC promptly upon written demand therefor (the least of subclauses (A), (B) and (C) above is referred to herein as the "RENTAL BORROWING BASE") and such payment shall be applied to the outstanding principal balance of the Rented Manufactured Home Advances. SHS may not elect to treat any Used Rented Manufactured Home as a New Manufactured Home Held for Sale, a New Rented Manufactured Home or a Used Manufactured Home Held for Sale.

     5. CONDITIONS AND MECHANICS OF REQUESTING NEW MANUFACTURED HOME ADVANCES. SHS shall make a request for a New Manufactured Home Sale Advance by submitting, or causing to be submitted, to TFC an invoice from a Manufacturer for each New Manufactured Home in respect of which such an Advance is to be made and the submission of such invoice shall constitute SHS's representation and warranty to TFC that such invoice is true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such invoice, no Default or Event of Default exists as of the date of the submission of such invoice or will exist as of the date of the funding of the New Manufactured Home Sale Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the New Manufactured Home Sale Advance being requested (including, without limitation, the requirement that, after giving effect thereto, the aggregate outstanding principal amount of all New Manufactured Home Acquisition Advances shall not exceed the New Borrowing Base). SHS shall submit or cause to be submitted invoices to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

          SHS shall make a request for a New Manufactured Home Bulk Sale Advance by submitting to TFC invoices from Manufacturers for each New Manufactured Home to be financed hereunder in respect thereof and the submission of such invoices shall constitute SHS's representation and warranty to TFC that such invoices are true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such invoices, no Default or Event of Default exists as of the date of the submission of such invoices or will exist as of the date of the funding of the New Manufactured Home Bulk Sale Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the New Manufactured Home Bulk Sale Advance being requested (including, without limitation, the requirement that, after giving effect thereto, the aggregate outstanding principal amount of all New Manufactured Home Acquisition Advances shall not exceed the New Borrowing Base). SHS shall submit invoices to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

          SHS shall make a request for a New Rented Manufactured Home Advance by submitting to TFC an invoice from a Manufacturer for each New Rented Manufactured Home to be financed hereunder in respect thereof (together with other information pertaining to the NADA Base Structure Value for each New Rented Manufactured Home to be financed hereunder) and the submission of such invoice shall constitute SHS's representation and warranty to TFC that such invoice is true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such invoice, no Default or Event of Default exists as of the date of the submission of such invoice or will exist as of the date of the funding of the New Rented Manufactured Home Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the New Rented Manufactured Home Advance being requested (including, without limitation, the requirement that, after giving effect thereto, the aggregate outstanding principal amount of all Rented Manufactured Home Advances shall not exceed the Rental Borrowing
     Base). SHS shall submit invoices to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

     6. CONDITIONS AND MECHANICS OF REQUESTING USED MANUFACTURED HOME ADVANCES. SHS shall make a request for a Used Manufactured Home Sale Advance by submitting, or causing to be submitted, to TFC an invoice, bill of sale or similar acquisition document together with such other information pertaining to SHS's acquisition cost, the NADA Base Structure Value, and the then net book value of or for each Used Manufactured Home to be financed hereunder in respect thereof and the submission of such documentation and information shall constitute SHS's representation and warranty to TFC that such documentation and information are true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such documentation and information, no Default or Event of Default exists as of the date of the submission of such documentation and information or will exist as of the date of the funding of the Used Manufactured Home Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the Used Manufactured Home Sale Advance being requested (including, without limitation, that, after giving effect thereto, the aggregate outstanding principal amount of all Used Manufactured Home Acquisition Advances shall not exceed the Used Borrowing
     Base). SHS shall submit the aforesaid documentation and information to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

          SHS shall make a request for a Used Manufactured Home Bulk Sale Advance by submitting to TFC invoices, bills of sale or similar acquisition documents together with such other information pertaining to SHS's acquisition cost, the NADA Base Structure Value, and the then net book value of or for each Used Manufactured Home to be financed hereunder in respect thereof and the submission of such documentation and information shall constitute SHS's representation and warranty to TFC that such documentation and information are true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such documentation and information, no Default or Event of Default exists as of the date of the submission of such documentation and information or will exist as of the date of the funding of the Used Manufactured Home Bulk Sale Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the Used Manufactured Home Bulk Sale Advance being requested (including, without limitation, the requirement that, after giving effect thereto, the aggregate outstanding principal amount of all Used Manufactured Home Acquisition Advances shall not exceed the Used Borrowing
     Base). SHS shall submit the foregoing documentation and information to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

          SHS shall make a request for a Used Rented Manufactured Home Advance by submitting, or causing to be submitted, to TFC an invoice, bill of sale or similar acquisition document together with such other information pertaining to SHS's acquisition cost, the NADA Base Structure Value, and/or depreciation of or for each Used Rented Manufactured Home to be financed hereunder in respect thereof and the submission of such documentation and information shall constitute SHS's representation and warranty to TFC that such documentation and information are true and correct, all of SHS's representations and warranties hereunder are true and correct as of the date of the submission of such documentation and information, no Default or Event of Default exists as of the date of the submission of such documentation and information or will exist as of the date of the funding of the Used Manufactured Home Advance being requested and that SHS has satisfied, or caused to be satisfied, all requirements under this Agreement in respect of the Used Rented Manufactured Home Advance being requested (including, without limitation, that, after giving effect thereto, the aggregate outstanding principal amount of all Rented Manufactured Home Advances shall not exceed the Rental Borrowing Base). SHS shall submit the aforesaid documentation and information to TFC by facsimile or other electronic transmission or other appropriate means of delivery.

     7. CONDITIONS AND MECHANICS OF MAKING AND FUNDING NEW MANUFACTURED HOME ADVANCES. To be eligible for a New Manufactured Home Advance, a Manufactured Home unit shall: (A) be a New Manufactured Home, (B) be adequately described on the invoice therefor and such invoice shall have been issued in the name of SHS and delivered to and received by TFC, (C) be approved by TFC, which approval shall not be unreasonably withheld or delayed (any such approval with respect to a New Manufactured Home and the New Manufactured Home Sale Advance to be made with respect thereto shall constitute a "booking" approval hereunder to be issued to the applicable Manufacturer; each such "booking" approval shall be in such form or pursuant to such procedures as TFC may establish from time to time and TFC may, in its sole discretion, batch requests by SHS and issue "booking" approvals in respect of such batched requests; the date of the issuance of a "booking approval" is sometimes referred to herein as a "BOOKING DATE"),
     (D) be Collateral hereunder and be encumbered by a first priority security interest in favor of TFC (and SHS hereby agrees to hold the original manufacturer statement of origin or certificate of title in respect of such Manufactured Home in trust solely for the benefit of TFC and to subsequently deliver the same to TFC upon receipt of a written request from TFC therefor) and such security interest shall, with respect to a New Manufactured Home Sale Advance constitute a purchase money security interest in favor of TFC in and to such Manufactured Home, (E) with respect to any New Manufactured Home Sale Advance in respect thereof, not have been delivered into the possession of SHS prior to the issuance of the "booking" approval in respect thereof and (F) if located on a MH Homesite, shall be covered by a satisfactory landlord waiver letter from the applicable MH Community Homesite Lessor. Subject to the foregoing and the satisfaction of the other conditions set forth herein (including, without limitation, those set forth in Section 1 above with respect to New Manufactured Home Acquisition Advances and Section 2 above with respect to New Rented Manufactured Home Advances), TFC agrees to fund a requested New Manufactured Home Sale Advance (after determining that all conditions to its extension have been satisfied) in respect of a New Manufactured Home being acquired directly from the Manufacturer at the time or times after the Booking Date in respect thereof with respect to which it has reached agreement with the applicable Manufacturer (the "MANUFACTURER FUNDING DATE") and to fund any other requested New Manufactured Home Advance (after determining that all conditions to its extension have been satisfied) to SHS within 2 business days after the date on which all of such conditions precedent have been satisfied, as set forth in Part 4 on the Schedule of Terms and Disclosures attached hereto (any funding of a New Rented Manufactured Home Advance to be net of any New Manufactured Home Acquisition Advance and other related obligations required to be paid in connection therewith). SHS hereby instructs TFC to pay the proceeds of any New Manufactured Home Sale Advance financing the direct acquisition of a Manufactured Home from the Manufacturer in respect thereof on the Manufacturer Funding Date in respect thereof to the applicable Manufacturer pursuant to payment arrangements agreed upon between such Manufacturer and TFC. SHS agrees that TFC may issue "booking" approvals for invoices that are directly communicated from the applicable Manufacturer to TFC and extend New Manufactured Home Sale Advances in respect thereof without the need of SHS's prior approval. SHS and TFC agree that New Manufactured Home Sales Advances shall constitute purchase money financing for the New Manufactured Homes Held for Sale related thereto.

     8. CONDITIONS AND MECHANICS OF MAKING AND FUNDING USED MANUFACTURED HOME ADVANCES. To be eligible for a Used Manufactured Home Advance, a Used Manufactured Home unit must: (A) not be older than ten years, (B) be adequately described on the information and documentation delivered in respect thereof pursuant to Section 3 above and SHS must hold good and marketable title thereto, (C) be approved by TFC, which approval shall not be unreasonably withheld or delayed, (D) be Collateral hereunder and be encumbered by a first priority security interest in favor of TFC (and SHS hereby agrees to hold the original manufacturer statement of origin or certificate of title in respect of such Used Manufactured Home in trust solely for the benefit of TFC and to subsequently deliver the same to TFC upon receipt of a written request from TFC therefor) and (E) if located on a MH Homesite, shall be covered by a satisfactory landlord waiver letter from the applicable MH Community Homesite Lessor. Subject to the foregoing and the satisfaction of the other conditions set forth herein (including, without limitation, those set forth in Section 3 above with respect to Used Manufactured Home Acquisition Advances and Section 4 above with respect to Used Rented Manufactured Home Advances), TFC agrees to fund a requested Used Manufactured Home Advance within 2 business days after the date on which all of the foregoing conditions precedent have been satisfied (any funding of a Used Rental Manufactured Home Advance to be net of any Used Manufactured Home Acquisition Advance and other related obligations required to be paid in connection therewith). SHS hereby instructs TFC to pay the net proceeds of any Used Manufactured Home Advance to SHS as set forth in Part 4 on the Schedule of Terms and Disclosures attached hereto. Proceeds of a Used Manufactured Home Advance shall be used by SHS either to finance, in whole or part, the acquisition of a Used Manufactured Home (which financing SHS and TFC agree shall constitute purchase money financing) or for working capital purposes, as the case may be.

     9. FUNDINGS AND BORROWING BASES. No New Manufactured Home Acquisition Advance shall be funded hereunder and no "booking" approval in respect of a New Manufactured Home Sale Advance will be issued by TFC if, after giving effect to the extension of such New Manufactured Home Acquisition Advance or the issuance of such "booking approval," the aggregate principal amount of all New Manufactured Home Acquisition Advances outstanding and all then such pending "booking" approvals hereunder would exceed the New Borrowing Base. No Used Manufactured Home Acquisition Advance shall be funded hereunder by TFC if, after giving effect to the extension of such Used Manufactured Home Acquisition Advance, the aggregate principal amount of all Used Manufactured Home Acquisition Advances outstanding hereunder would exceed the Used Borrowing Base. No Rented Manufactured Home Advance shall be funded hereunder if, after giving effect to the extension of such Rented Manufactured Home Advance, the aggregate principal amount of all Rented Manufactured Home Advances outstanding would exceed the Rental Borrowing Base. For the avoidance of doubt, only a single Advance outstanding from time to time hereunder shall be made in respect of any one Manufactured Home constituting Collateral hereunder.

     10. RENTING OF MANUFACTURED HOMES. SHS represents and warrants that it is engaged in the business of renting Rented Manufactured Homes (and subleasing MH Rental Homesites) located in Sun MH Communities. TFC agrees that SHS may enter into a lease of any Manufactured Home constituting Collateral to a MH Consumer Lessee pursuant to a MH Consumer Lease Agreement in the ordinary course of SHS's business so long as no Default or Event of Default shall exist hereunder at the time SHS shall have entered into such lease and the following representations and warranties are true and correct with respect thereto. SHS represents and warrants (such representations and warranties being current and continuing representations and warranties with respect to MH Consumer Lease Agreements in existence on the date hereof with respect to Rented Manufactured Homes constituting Collateral and being applicable to prospective MH Consumer Lease Agreements in respect of Manufactured Homes constituting Collateral upon SHS's entering into the same and thereafter on a continuing basis) that (A) such leasing is on an arm's-length basis to MH Consumer Lessees pursuant to MH Consumer Lease Agreements (the forms of which have been delivered to TFC; SHS agrees that such forms and such MH Consumer Lease Agreements will not be materially changed, altered or modified by SHS without TFC's prior written consent), (B) such MH Consumer Lease Agreements (I) embody the entire agreement of the parties thereto relative to the subject matter thereof, (II) comply with all applicable governmental laws and regulations and all necessary consumer law disclosures have been made with respect thereto, (III) are enforceable against the applicable MH Consumer Lessees in accordance with their respective terms, and (IV) do not contain any purchase or renewal options or grant any rights to the MH Consumer Lessee thereunder (other than the right to lease the Rented Manufactured Home thereunder on the terms thereof and other than pursuant to any MH Consumer Lessee Purchase Option contained therein), except as otherwise approved in writing by TFC; (C) the MH Rental Homesites on which such Rented Manufactured Homes are located are subleased by such MH Consumer Lessees from SHS pursuant to MH Consumer Lease Agreements, and (D) neither the MH Community Homesite Lessors nor any mortgagee nor secured party thereof have any claim on, lien or security interest in, or right to obtain the Rented Manufactured Homes constituting Collateral or any MH Consumer Lease Agreement Payments with respect thereto (provided, however, that, pursuant to the MH Servicing Agreements, the application of rental payments from MH Consumer Lessees of Rented Manufactured Homes constituting Collateral to the payment of MH Consumer Lease Agreement Payments under their respective MH Consumer Lease Agreements shall be junior and subordinate to the application of such rental payments to the payment of homesite rent in respect of such Rented Manufactured Homes to the applicable MH Community Homesite Lessors under their respective MH SHS Homesite Leases and the payment to or reimbursement of the MH Community Homesite Lessors for their respective costs and expenses in providing servicing to SHS under their respective MH Servicing Agreements for such Rented Manufactured Homes).

          Upon receipt of a written request of TFC, SHS will execute and deliver to TFC an assignment, in form and content acceptable to TFC as well as proper for recordation in the real estate records of each applicable county or municipality in which a Sun MH Community is located, of all of the MH Consumer Lease Agreements with respect to Rented Manufactured Homes constituting Collateral and all MH Consumer Lease Agreement Payments in respect thereof (subject to the priority of application of rental payments as provided for in the applicable MH Servicing Agreements) as additional security for the obligations hereunder. SHS will comply with all of its warranties and other obligations under each MH Consumer Lease Agreement in respect of a Rented Manufactured Home constituting Collateral and will report in writing to TFC at such time or times as TFC may request, the location of such Rented Manufactured Homes, the name and address of each MH Consumer Lessee under each such MH Consumer Lease Agreement, the MH Consumer Lease Agreement Payments due thereunder on a monthly basis, the MH Community Homesite Lessor responsible for collecting such Payments and such other information as TFC may reasonably request; and upon the request of TFC, deliver all originals of each such MH Consumer Lease Agreement in the possession of SHS to TFC. Neither the leasing of any Manufactured Home constituting Collateral nor any MH Consumer Lease Agreement with respect thereto shall relieve SHS of any of its obligations to TFC under this Agreement, and the assignment of and security interest granted herein shall not be construed as authorizing SHS to do anything with any Manufactured Homes constituting Collateral other than to lease or sell the same in accordance with the provisions hereof. SHS will comply with all of its warranties and other obligations under each MH SHS Homesite Lease pertaining to a MH Rental Homesite on which a Rented Manufactured Home constituting Collateral is located. To the extent that SHS is required to remove a Rented Manufactured Home constituting Collateral from a MH Rental Homesite under the terms and conditions of the applicable MH SHS Homesite Lease or the applicable MH Servicing Agreement, SHS shall inform TFC of the relocation of such Rented Manufactured Home promptly after effecting the same; nothing in this sentence shall relieve SHS of its obligations under
     Section 23 hereof. SHS agrees to make available to TFC, upon its request, all rent roll and other related data affecting any Rented Manufactured Homes constituting Collateral and made available by SHS to the MH Community

     Homesite Lessors under their respective MH Servicing Agreements. SHS will deliver to TFC upon request therefor certified copies of all such MH Servicing Agreements and all amendments or modifications thereto.

          SHS agrees that TFC is not by this Agreement or otherwise assuming any of the obligations of SHS under any MH Consumer Lease Agreement or any MH SHS Homesite Lease. Subject to applicable law, SHS hereby grants to TFC the right (in SHS's name or otherwise, and, in any case, without affecting SHS's obligations to TFC hereunder) to take such actions or institute such proceedings as TFC may deem necessary or desirable to protect TFC's interests in Rented Manufactured Homes constituting Collateral and the MH Consumer Lease Agreements in respect thereof and, during the existence of any Default or Event of Default of which SHS shall have been given written notice by TFC, to notify each applicable MH Community Homesite Lessor to collect MH Consumer Lease Agreement Payments in respect thereof for the benefit of, and to remit the same to, TFC (subject to the priority of application of rental payments from such MH Consumer Lease Agreements to rent for the MH Rental Homesites on which such Rented Manufactured Homes are located and for costs and expenses of the applicable MH Community Homesite Lessor in respect of such Rented Manufactured Homes, all as provided for in the applicable MH Servicing Agreement). Except during the existence of a Default or Event of Default of which SHS shall have been given written notice by TFC, the MH Community Homesite Leassors under their respective MH Servicing Agreements shall have the right to accept collections on the aforesaid MH Consumer Lease Agreements on behalf and for the benefit of SHS; repossess, substitute or consent to the surrender of the aforesaid Rented Manufactured Homes; and/or modify the terms of the aforesaid MH Consumer Lease Agreements. For the avoidance of doubt, except during the existence of a Default or Event of Default of which SHS shall have been given written notice by TFC, SHS shall have the right to retain all MH Consumer Lease Agreement Payments in respect of Rented Manufactured Homes constituting Collateral hereunder collected by any MH Community Homesite Lessor on its behalf and paid to SHS or paid to a Guarantor for the benefit of SHS. After TFC shall have informed SHS and/or any MH Consumer Homesite Lessor of the existence of a Default or Event of Default and for so long thereafter as the same shall exist, SHS shall undertake (A) that no MH Communty Homesite Lessor will, without the prior written consent of TFC, pay MH Consumer Lease Agreement Payments in respect of Rented Manufactured Homes constituting Collateral to SHS or any Guarantor or other affiliate of SHS but shall instead hold the same in trust for TFC and pay the same to TFC (or pursuant to its instructions) on the next Billing Statement Payment Date or on such other date as TFC may elect in its sole discretion (and, if SHS shall have obtained such payments or credits for the same from any Guarantor, SHS shall pay over the same to TFC promptly upon demand therefor); (B) that neither it nor any MH Communty Homesite Lessor will, without the prior written consent of TFC, repossess, substitute or consent to the surrender of any Rented Manufactured Homes constituting Collateral; and/or (C) that neither it nor any MH Communty Homesite Lessor will, without the prior written consent of TFC, modify the terms of any MH Consumer Lease Agreements in respect of Rented Manufactured Homes constituting Collateral hereunder. SHS agrees to obtain a written acknowledgement from each MH Community Homesite Lessor under its respective MH Servicing Agreements that it is to pay to TFC (at its direction) all MH Consumer Lease Agreement Payments in respect of MH Consumer Leases of Rented Manufactured Homes constituting Collateral collected by it under its respective MH Servicing Agreement after TFC shall have informed SHS and such MH Community Homesite Lessor of the existence of a Default or Event of Default and for so long thereafter as the same shall exist (the duration of any such Default or Event of Default to be confirmed by TFC and each such MH Community Homesite Lessor is hereby authorized to rely on any such confirmations issued by TFC with respect thereto and SHS hereby irrevocably instructs each such MH Community Homesite Lessor to pay all of such MH Consumer Lease Agreement Payments directly to TFC in accordance with such written instructions as TFC may communicate to such MH Community Homesite Lessor). TFC shall apply all such MH Consumer Lease Agreement Payments received by it from or on behalf of SHS hereunder as follows: (A) first, to pay interest, fees and other finance charges of SHS then due and payable hereunder, (B) second, to pay the outstanding principal amount of Advances of SHS (in the inverse order of their respective maturities), (C) third, to pay any other obligations or indebtedness of SHS hereunder and (D) fourth, distribute the balance to SHS. SHS agrees, upon written request of TFC after the occurrence and during the continuance of an Event of Default, to notify, or cause each applicable MH Community Homesite

     Lessor under its respective MH Servicing Agreement to notify, the MH Consumer Lessees and all other obligors under the aforesaid MH Consumer Lease Agreements of the interest of TFC therein. SHS agrees to cause each MH Community Homesite Lessor to perform its undertakings under its respective MH Servicing Agreement or to perform the same itself and to otherwise perform its undertakings and obligations thereunder.

     11. SALE OF MANUFACTURED HOMES. SHS shall also have the right to sell any New Manufactured Home constituting Collateral that is a New Manufactured Home Held for Sale or a Used Manufactured Home Held for Sale to any third-party in the ordinary course of its business, provided that in any such case: (A) no Default or Event of Default exists hereunder and, after giving effect to such sale, no Default or Event of Default would exist hereunder, (B) any such sale is on an arm's-length basis, and (C) SHS shall hold all of the proceeds of any such sale in trust for, and shall promptly remit such proceeds and such other of its monies as may be necessary to pay the unpaid principal amount of the New Manufactured Home Acquisition Advance or Used Manufactured Home Acquisition Advance, as the case may be, attributable to such New Manufactured Home Held for Sale or Used Manufactured Home Held for Sale together with any payments then required under Section 1 above with respect to the New Borrowing Base or Section 3 above with respect to the Used Borrowing Base to TFC as provided for in
     Part 5 of the Schedule of Terms and Disclosures attached hereto on the Disposition Payment Date in respect of such sale, and the security interest provided for herein in such proceeds shall continue in full force and effect in favor of TFC until all such payments are made; any such proceeds in excess of the unpaid principal balance of such New Manufactured Home Acquisition Advance or Used Manufactured Home Acquisition Advance, as the case may be, and any borrowing base payment required in connection therewith shall be retained by SHS free and clear of any lien or security interest of TFC hereunder after SHS makes the payments required by clause
     (c) above and assuming that no Default or Event of Default then exists. Any New Manufactured Home Held for Sale constituting Collateral or Used Manufactured Home Held for Sale constituting Collateral sold by SHS in compliance with this paragraph shall be deemed released from the security interest of TFC therein.

          SHS shall also have the right to sell any Rented Manufactured Home constituting Collateral to any MH Consumer Lessee under a MH Consumer Lease Agreement pursuant to a MH Consumer Lessee Purchase Option contained in such MH Consumer Lease Agreement, provided that in any such case: (I) any such sale is on an arm's-length basis in accordance with the terms of such MH Consumer Lessee Purchase Option, and (II) SHS shall hold all of the proceeds of any such sale in trust for, and shall use such proceeds and such other of its monies as may be necessary to promptly remit the unpaid principal amount of the Rented Manufactured Home Advance attributable to such Rented Manufactured Home together with any payments then required under Sections 2 or 4 above with respect to the Rental Borrowing Base to TFC as provided for in Part 5 of the Schedule of Terms and Disclosures attached hereto on the Disposition Payment Date in respect of such sale and the security interest provided for herein in such proceeds shall continue in full force and effect in favor of TFC until all such payments are made; any such proceeds in excess of the unpaid principal balance of such Rented Manufactured Home Advance and any required Rental Borrowing Base payment with respect thereto shall be retained by SHS free and clear of any lien or security interest of TFC hereunder after SHS makes the payments required by clause (ii) above unless a Default or Event of Default shall then exist, in which case such excess proceeds shall be paid to TFC for application to the obligations hereunder as provided for in Section 26 hereof. Any Rented Manufactured Home constituting Collateral sold by SHS in compliance with this paragraph shall be deemed released from the security interest of TFC therein. Except as provided above in this paragraph or except if such Rented Manufactured Home shall be reclassified as a New Manufactured Home Held for Sale or a Used Manufactured Home Held for Sale, as the case may be, SHS shall not sell any Rented Manufactured Home constituting Collateral without the prior written consent of TFC.

     12. PAYMENTS GENERALLY; CURTAILMENTS; APPLICATION OF PAYMENTS; DISPOSITION PAYMENT DATES. SHS promises to pay to TFC the outstanding principal amount of each New Manufactured Home Acquisition Advance made hereunder, together with interest and fees and finance charges in respect thereof, in each case pursuant to the terms and conditions set forth herein. SHS promises to pay to TFC the outstanding principal amount of each Used Manufactured Home Acquisition Advance made hereunder, together with interest and fees and finance charges in respect thereof, in each case pursuant to the terms and conditions set forth herein. SHS promises to pay to TFC the outstanding principal amount of each Rented Manufactured Home Advance made hereunder, together with interest and fees and finance charges in respect thereof, in each case pursuant to the terms and conditions set forth herein. The obligations of SHS owing hereunder to TFC in respect of New Manufactured Home Acquisition Advances, Used Manufactured Home Acquisition Advances and Rented Manufactured Home Advances shall be evidenced by the separate manual or data processing records maintained by TFC and, absent manifest error, shall be binding on SHS.

          With respect to each New Manufactured Home Acquisition Advance, SHS agrees that it shall pay to TFC principal curtailments on such date or dates such that, if each New Manufactured Home Held for Sale related to such New Manufactured Home Acquisition Advance were repurchased by the Manufacturer thereof on such date or dates under and in accordance with the terms of the repurchase agreement between TFC and such Manufacturer, TFC would recover between the repurchase price paid by such Manufacturer and the curtailments paid by SHS under this paragraph in respect of such New Manufactured Home Acquisition Advance the full amount of such New Manufactured Home Acquisition Advance (for example, if such repurchase agreement provided that 100% of a New Manufactured Home Sale Advance would be recoverable for the first six months after sale and then 50% would be recoverable for the next six months, a curtailment of 50% of such New Manufactured Home Sale Advance would be due and payable 180 days after the Booking Date of such New Manufactured Home Sale Advance; for example, if a repurchase agreement applicable to New Manufactured Home Held for Sale that supports a New Manufactured Home Bulk Sale Advance provides that 100% of the portion of such New Manufactured Home Bulk Sale Advance allocable to such New Manufactured Home Held for Sale (based on the Net Invoice Price of the affected New Manufactured Home Held for Sale in relationship to the total Net Invoice Prices of all Manufactured Homes Held for Sale supporting such New Manufactured Home Bulk Sale Advance) would be recoverable for the first six months after sale and then 60% would be recoverable for the next six months, a curtailment of 40% of such allocable share of such New Manufactured Home Bulk Sale Advance would be due and payable 180 days after the date of the extension of such New Manufactured Home Bulk Sale Advance). TFC shall inform SHS in each billing statement issued under Section 14 hereof of the amount of any such curtailments then due and payable on the next Billing Statement Payment Date. For the avoidance of doubt and unless the outstanding principal balance of a New Manufactured Home Sale Advance shall have been paid earlier in connection with the sale of the New Manufactured Home Held for Sale related to such New Manufactured Home Sale Advance, as provided for in Section 11 hereof, or in connection with the destruction or damage to such New Manufactured Home Held for Sale, as provided in below in this Section 12, or in connection with a New Borrowing Base payment as provided in Section 1 hereof, the outstanding principal balance of such New Manufactured Home Sale Advance shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of the Maturity Date or the date on which the Manufacturer in respect of the New Manufactured Home Held for Sale related to such New Manufactured Home Sale Advance under the repurchase agreement between it and TFC is no longer obligated to repurchase such New Manufactured Home Held for Sale under any circumstances (for example, under the aforesaid example with respect to a New Manufactured Home Sale Advance, if the repurchase agreement in respect of the New Manufactured Home Held for Sale related to such New Manufactured Home Sale Advance provided that no further repurchases are permitted after twelve months from the purchase date of such New Manufactured Home Held for Sale, such New Manufactured Home Sale Advance would be due and payable one year after its Booking Date or, if earlier, the Maturity Date). If no repurchase agreement shall exist with respect to any New Manufactured Home Sale Advance or the terms thereof do not permit SHS and TFC to determine the amounts of any curtailments or the maturity date of such New Manufactured Home Sale Advance, then such New Manufactured Home Sale Advance shall have no curtailments and shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of the Maturity Date and the first anniversary of the Booking Date in respect thereof. For the avoidance of doubt and unless the outstanding principal balance of a New Manufactured Home Bulk Sale Advance shall have been paid earlier in connection with the sale of the New Manufactured Homes Held for Sale related to such New Manufactured Home Bulk Sale Advance, as provided for in Section 11 hereof, or in connection with the destruction or damage to such New Manufactured Homes Held for Sale, as provided in below in this Section 12, or in connection with a New Borrowing Base payment as provided in Section 1 hereof, the outstanding principal balance of such New Manufactured Home Bulk Sale Advance shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of the Maturity Date or the date on which any Manufacturer in respect of the New Manufactured Homes Held for Sale related to such New Manufactured Home Bulk Sale Advance under the repurchase agreement between it and TFC is no longer obligated to repurchase any one or more of such New Manufactured Homes Held for Sale under any circumstances (for example, under the aforesaid example with respect to a New Manufactured Home Bulk Sale Advance, if any repurchase agreement in respect of a New Manufactured Home Held for Sale supporting such New Manufactured Home Bulk Sale Advance provided that no further repurchase is permitted after twelve months from the purchase date of such New Manufactured Home Held for Sale, an allocable amount of such New Manufactured Home Bulk Sale Advance (based on the Net Invoice Price of the affected New Manufactured Home Held for Sale in relationship to the total Net Invoice Prices of all Manufactured Homes Held for Sale supporting such New Manufactured Home Bulk Sale Advance) would be due and payable on such 12th month date or, if earlier, the Maturity Date). If no repurchase agreement shall exist with respect to any New Manufactured Home Bulk Sale Advance or the terms of any repurchase agreement with respect thereto do not permit SHS and TFC to determine the amounts of any curtailments or the maturity date of such New Manufactured Home Bulk Sale Advance, then such New Manufactured Home Acquisition Advance shall have no curtailments and shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of the Maturity Date and the first anniversary of the date of the extension thereof to SHS.

          With respect to each Used Manufactured Home Acquisition Advance obtained by SHS hereunder, no principal curtailments shall be due and payable. Unless paid earlier in connection with the sale of the Used Manufactured Home Held for Sale related to a Used Manufactured Home Acquisition Advance, as provided for in Section 11 hereof, or in connection with the destruction or damage to such Used Manufactured Home Held for Sale, as provided below in this Section 12, or in connection with a Used Borrowing Base payment as provided in Section 3 hereof, the outstanding principal balance of such Used Manufactured Home Acquisition Advance shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of the Maturity Date and the first anniversary date of the extension of such Used Manufactured Home Acquisition Advance to SHS.

          With respect to each Rented Manufactured Home Advance obtained by SHS hereunder, principal curtailments shall be due and payable as follows: on each anniversary date of the extension of such Rented Manufactured Home Advance an amount equal to the result of "A" divided by "B," where "A" equals the original principal amount of such Rented Manufactured Home Advance and "B" equals the number of years (rounded up to the nearest whole number if the fractional portion of such result equals or exceeds 0.50 and otherwise rounded down to the nearest whole number) between the date on which such Rented Manufactured Home Advance was made and the date which is the tenth anniversary of the original invoice from the Manufacturer in respect of the Rented Manufactured Home related to such Rented Manufactured Home Advance. Unless paid earlier in connection with the sale of the Rented Manufactured Home related to a Rented Manufactured Home Advance, as provided for in Section 11 hereof, or in connection with the destruction or damage to such Rented Manufactured Home, as provided below in this Section 12, or in connection with a Rental Borrowing Base payment as provided in Sections 2 or 4 hereof, the outstanding principal balance of such Rented Manufactured Home Advance shall mature and be due and payable in full (together with all accrued and unpaid interest, fees and charges with respect thereto) on the earlier of (A) the date which is the tenth anniversary of the original invoice from the Manufacturer in respect of such Rented Manufactured Home and (B) the Maturity Date.

          With respect to any sale of a Manufactured Home constituting Collateral, SHS will pay TFC the payments required by Section 11 hereof on the Disposition Payment Date with respect thereto. With respect to any lost, stolen, destroyed or damaged Manufactured Home constituting Collateral, SHS will pay TFC the payments required by Section 21 or Section 23 hereof on the date or dates provided for therein.

          SHS will: (AA) pay TFC as provided for herein even if any Manufactured Home financed hereunder or otherwise part of the Collateral hereof is defective or fails to conform to any warranties extended by any third party; (BB) not assert against TFC any claim or defense SHS has against any third party; and (CC) indemnify and hold TFC harmless against all claims and defenses asserted by any MH Consumer Lessee under any MH Consumer Lease Agreement or any buyer of any Manufactured Home financed hereunder or otherwise constituting a part of the Collateral but excluding, in any case, any such claim or defense that (YY) was directly caused by action taken by TFC or (ZZ) arose after TFC took possession of the applicable Manufactured Home except if such claim or defense had its origins prior to TFC's taking possession and/or did not arise from any action actually taken by TFC.

          Except as provided on the Maturity Date or as otherwise expressly provided for herein, all curtailments of Advances to be made in the ordinary course as provided above shall be due and payable on a Billing Statement Payment Date as provided for in Section 14 hereof. SHS will send all payments due hereunder to TFC as provided for in Part 5 on the Schedule of Terms and Disclosures.

          The proceeds of any sale permitted hereunder of any Manufactured Home constituting Collateral, any insurance proceeds in respect of any Manufactured Home constituting Collateral that is lost, stolen, destroyed or damaged beyond repair, and all MH Consumer Lease Agreement Payments in respect of Rented Manufactured Homes constituting Collateral hereunder received by SHS or any MH Community Homesite Lessor, as agent of SHS under any MH Servicing Agreement, will be held by SHS or such MH Community Homesite Lessor, as the case may be, in trust for the benefit of TFC, for application as provided in this Agreement, to the extent that such proceeds, insurance proceeds or MH Consumer Lease Agreement Payments are required to be paid to TFC pursuant to the terms hereof.

     13. CALCULATION OF CHARGES AND FEES. SHS will pay finance charges to TFC on the principal amount of the New Manufactured Home Acquisition Advances outstanding from time to time hereunder which have been made by TFC to or for the benefit of SHS at the following rates: (A) with respect to each New Manufactured Home Sale Advance that has been outstanding 720 days or less from the Booking Date in respect thereof, the per annum rate of interest equal to the Prime Rate from time to time in effect, (B) with respect to each New Manufactured Home Sale Advance that has been outstanding for more than 720 days from the Booking Date in respect thereof, the per annum rate of interest equal to the sum of the Prime Rate from time to time in effect plus 3.50%, (C) with respect to each New Manufactured Home Bulk Sale Advance that has been outstanding 720 days or less from the funding date in respect thereof, the per annum rate of interest equal to the Prime Rate from time to time in effect, and (D) with respect to each New Manufactured Home Bulk Sale Advance that has been outstanding for more than 720 days from the funding date in respect thereof, the per annum rate of interest equal to the sum of the Prime Rate from time to time in effect plus 3.50%. Interest on New Manufactured Homes Held for Sale shall commence to accrue on the applicable Booking Dates in respect thereof.

          SHS will pay finance charges to TFC on the principal amount of the Used Manufactured Home Acquisition Advances outstanding from time to time hereunder which have been made by TFC to or for the benefit of SHS at the following rates: (I) with respect to each Used Manufactured Home Acquisition Advance that has been outstanding 360 days or less from the funding date in respect thereof, the per annum rate of interest equal to the Prime Rate from time to time in effect plus 0.50%, and (II) with respect to each Used Manufactured Home Acquisition Advance that has been outstanding for more than 360 days from the funding date in respect thereof, the per annum rate of interest equal to the sum of the Prime Rate from time to time in effect plus 3.50%.

          SHS will pay finance charges to TFC on the principal amount of the Rented Manufactured Home Advances outstanding from time to time hereunder which have been made by TFC to or for the benefit of SHS at the following rates: (A) with respect to each Rented Manufactured Home Advance that has been outstanding 360 days or less from the funding date in respect thereof, the per annum rate of interest equal to the Prime Rate from time to time in effect plus 0.50%, and (B) with respect to each Rented Manufactured Home Advance that has been outstanding for more than 360 days from the funding date in respect thereof, the per annum rate of interest equal to the sum of the Prime Rate from time to time in effect plus 3.50%.

          Interest shall accrue on any past due principal, interest or other payment required to be paid hereunder (including, without limitation, amounts whose payment has been accelerated pursuant to Section 25 hereof) on and after the due date thereof at a per annum rate of interest equal to the sum of the Prime Rate from time to time in effect plus 3.50%. The finance charges based on the rates set forth above attributable to any Advance will be computed based on the actual number of days such Advance is outstanding and a year of 360 days. SHS will also pay to TFC (AA) 10% of the amount of each check (not to exceed $500 per check) returned unpaid for insufficient funds (an "NSF CHECK") (such payment covers TFC's estimated administrative costs in respect of such NSF check; it does not waive the Default or Event of Default caused by the NSF check), (BB) a $25 fee for each Used Manufactured Home Held For Sale supporting a Used Manufactured Home Acquisition Advance or otherwise included in the Used Sales Borrowing Base (such fee to be paid only once when such Used Manufactured Home held for Sale first became part of the Collateral) and (CC) a $25 fee for each Rented Manufactured Home supporting a Rented Manufactured Home Advance or otherwise included in the Rental Borrowing Base (such fee to be paid only once when such Rented Manufactured Home first became part of the Collateral). The foregoing fees in clauses (aa), (bb) and (cc) shall be due and payable on the first Billing Statement Payment Date occurring after the event triggering the same shall have occurred.

          SHS agrees to pay to TFC an unused credit line fee of 0.25% per annum on the average unused amount of the $40,000,000 credit line hereunder determined for each month (or portion thereof) falling during the period commencing on the Closing Date and ending on and including the Maturity Date. The "average unused amount of the $40,000,000 credit line provided for hereunder" shall be determined for any month (or portion thereof) by aggregating the unused amount of such facility for each day during such month (or portion thereof) and dividing such aggregated amount by the number of days in such month (or portion thereof). Such unused credit facility fee shall be calculated by using the number of days in such month (or portion thereof) and a year of 360 days and shall be payable in arrears on each Billing Statement Payment Date falling immediately after the month in respect of which such fee was calculated.

          It is the intention of the parties hereto that no Advances shall be made hereunder after the Maturity Date and that all Advances, financing charges, fees and other obligations outstanding hereunder shall be paid in full on the Maturity Date. Except as provided in the immediately preceding sentence or as otherwise expressly provided for herein, all financing charges and fees provided for in this Section 13 shall be due and payable monthly in arrears on a Billing Statement Payment Date as provided for in
     Section 14 hereof.

          SHS acknowledges that TFC intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith, TFC shall not be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest, finance charges or maturity fees herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if TFC receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of Advances under this Agreement, and, second, any remaining excess will be paid to SHS. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, SHS and TFC shall, to the maximum extent permitted under applicable law: (AA) characterize any non-principal payment (other than payments which are expressly designated as interest payments, finance charges or maturity fees hereunder) as an expense or fee rather than as interest; and (BB) spread the total amount of finance charges and maturity fees throughout the entire term of this Agreement and the Advances so that the interest rate is uniform throughout such term.

     14. BILLING STATEMENT. TFC will send SHS a monthly billing statement identifying all amounts and charges due from SHS hereunder. The charges specified on each billing statement will be: (A) due and payable in full immediately on the 15th day of the month in which such billing statement is received (the "BILLING STATEMENT PAYMENT DATE"); and (B) an account stated, unless TFC receives SHS's written objection thereto within 10 days after such statement is received by SHS. If TFC does not receive, by the 25th day of any given month, payment of all amounts, charges and other fees shown on such month's billing statement, SHS will (to the extent not prohibited by law) pay to TFC a late fee ("LATE FEE") equal to 5% of the amount of such payments, charges or other amounts (payment of the Late Fee does not waive the Default or Event of Default caused by the late payment thereof and covers TFC's estimated administrative costs in respect thereof). TFC may adjust the billing statement at any time to conform to applicable law and this Agreement. All payments hereunder or pursuant to any monthly billing statement shall be made payable to TFC and delivered to TFC as set forth in
     Part 5 of the Schedules of Terms and Disclosures attached hereto (or as TFC may otherwise instruct SHS in writing reasonably in advance of any such payment). Application of payments received by TFC in respect of SHS's account may occur up to two business days after deposit into TFC's account to allow for clearance of funds, provided that application of payments via Federal Reserve wire transfer in immediately available funds shall be applied on the business day immediately following the date of receipt of such wire transfer.

     15. GRANT OF PURCHASE MONEY SECURITY INTEREST. In order to secure repayment of any Advance made by TFC to or for the benefit of SHS the proceeds of which enabled SHS to acquire rights in or the use of a Manufactured Home or to refinance any Advance that was used for such purpose and to also secure the payment of all finance charges and interest accrued thereon and all fees, charges and expenses hereunder in respect thereof as well as all other obligations of SHS hereunder or in any other agreement entered into in connection herewith, SHS hereby grants to TFC a security interest in each of such Manufactured Homes (which the parties hereto intend to be a purchase money security interest) and all proceeds thereof (including, without limitation, any MH Consumer Lease Agreement with respect thereto and all MH Consumer Lease Agreement Payments thereunder and all other proceeds in the form of goods, accounts, chattel paper, documents, instruments and/or general intangibles) to secure repayment of such Advance and all interest and finance charges accrued thereon and fees, charges and expenses in respect thereof and other obligations of SHS hereunder or in any other agreement entered into in connection herewith (collectively, the "PM COLLATERAL"). SHS acknowledges that TFC shall be entitled to a purchase money security interest in each of the aforesaid Manufactured Homes and the proceeds thereof and such items are and shall be purchase-money collateral.

     16. GRANT OF SECURITY INTEREST. In order to secure the payment and performance by SHS of all present and future indebtedness and obligations of SHS hereunder or in any other agreement entered into in connection herewith, whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to the Advances, the payment of all interest and finance charges accrued thereon and all fees, charges and expenses hereunder in respect thereof, SHS hereby grants to TFC a security interest in all of its right, title and interest in and to each Manufactured Home with respect to which an Advance shall have been made hereunder or which shall be included in the determination of the New Borrowing Base, the Used Borrowing Base or the Rental Borrowing Base, wherever located, in which SHS now or hereafter has rights, including, but not limited to, installed or related appliances or products therein; all present and future attachments, accessories and accessions thereto; all spare parts, replacements, substitutions and exchanges therefor; all trade-ins relating to such inventory; all fixtures in respect thereof; all rights of SHS under any MH Servicing Agreement with respect thereto; all rights of SHS under any MH SHS Homesite Lease with respect thereto; all MH Consumer Lease Agreements with respect thereto (together with any security deposits with respect thereto relating to such Manufactured Homes); all rights of SHS with respect to MH Consumer Lease Agreement Payments with respect thereto (provided, however, that, pursuant to the MH Servicing Agreements, the application of rental payments from MH Consumer Lessees of Rented Manufactured Homes constituting Collateral to the payment of MH Consumer Lease Agreement Payments under their respective MH Consumer Lease Agreements shall be junior and subordinate to the application of such rental payments to the payment of homesite rent in respect of such Rented Manufactured Homes to the applicable MH Community Homesite Lessors under their respective MH SHS Homesite Leases and the payment to or reimbursement of the MH Community Homesite Lessors for their respective costs and expenses in providing servicing to SHS under their respective MH Servicing Agreements for such Rented Manufactured Homes); all recourse to and rights of indemnification of SHS from MH Community Homesite Lessors in respect of any such Manufactured Home, any MH SHS Homesite Lease with respect thereto and/or any MH Servicing Agreement with respect thereto; all rights of SHS under each Marketing and Sales Agreement between a MH Community Homesite Lessor and SHS (as amended from time to time, individually a "MSA" and, collectively, the "MSAS") with respect thereto; and all proceeds of any of the foregoing (including proceeds in the form of goods, accounts, chattel paper, documents, instruments, deposit accounts and/or general intangibles) (collectively, the "GENERAL COLLATERAL").

          The PM Collateral and the General Collateral are referred to herein, collectively, as the "COLLATERAL." For the avoidance of doubt, the General Collateral shall include the PM Collateral. All of terms used in this
     Section 16 for which meanings are provided in the Uniform Commercial Code of the State of Rhode Island are used herein with such meanings.

     17. COLLATERAL ASSURANCES. SHS will execute and deliver all documents necessary to assist in perfecting the security interests granted herein and will bear all costs of recording and perfection, including, without limitation, the following: (A) if SHS shall at any time hold or acquire any promissory notes or tangible chattel paper as proceeds of Collateral, SHS shall, if requested by TFC, forthwith endorse, assign and deliver the same to TFC, accompanied by such instruments of transfer or assignment duly executed in blank as TFC may from time to time specify, (B) if any Collateral is at any time in the possession of a bailee (including, without limitation, any MH Community Homesite Lessor under any MH Servicing Agreement), SHS shall promptly notify TFC thereof and, at the request of TFC, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to TFC, that the bailee holds such Collateral for the benefit of TFC, and that such bailee agrees to comply, without further consent of SHS, with instructions from TFC as to such Collateral, (C) if SHS at any time holds or acquires an interest in any chattel paper (including, without limitation, the MH Consumer Lease Agreements) as proceeds of Collateral, SHS shall mark its records to reflect the security interests of TFC in such chattel paper and shall, at the request of TFC, take such other action as TFC may reasonably request (including placing legends on each of such MH Consumer Lease Agreements reflecting the security interest of TFC therein), (D) the preparation and recordation of any fixture filings with respect to any of the Collateral that TFC requests to be prepared and recorded (together with any costs or expenses in respect of UCC and lien searches in respect thereof), (E) the preparation and recordation of any Texas Inventory Finance Security Forms with the Texas Department of Housing and Community Affairs that TFC requests to be prepared and recorded (together with all "TIFF" searches in respect thereof) and (F) SHS further agrees, at the request of TFC to, where appropriate, (I) comply with any provision of any statute or regulation of the United States of America or any State thereof as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of TFC to enforce, TFC's security interest in such Collateral, (II) use reasonable efforts to obtain governmental and other third party waivers, consents and approvals in form and substance satisfactory to TFC, and (III) obtain landlord waivers and affirmations from the MH Community Homesite Lessors in respect of the MH SHS Homesite Leases (for MH Rental Homesites on which Rented Manufactured Homes constituting Collateral are located and their respective MH Servicing Agreements and in respect of any other Manufactured Homes constituting Collateral that are or may be located in any MH Homesite) that grant to TFC, among other things, the right to enter upon any MH Homesite or MH Rental Homesite in order to remove a Manufactured Home constituting Collateral, confirm to TFC that they claim no landlord's lien in and to any such Manufactured Home, permit TFC to leave any such Manufactured Home on its MH Homesite or MH Rental Homesite so long as TFC causes the rental payments due under the applicable MH SHS Homesite Lease or otherwise to be made in respect thereof and allow TFC to cure defaults by SHS under any such MH SHS Homesite Lease or other leasing arrangement and under any MH Servicing Agreement.

          SHS hereby irrevocably authorizes TFC at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto (including, without limitation, any fixture filings and any Texas Inventory Finance Security Forms to be filed with the Texas Department of Housing and Community Affairs) that cover the Collateral. SHS also ratifies its authorization for TFC to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. TFC agrees that upon the termination of this Agreement, the cessation of any right of SHS to obtain Advances hereunder and the full and final payment by SHS of all of its obligations hereunder or otherwise secured hereby, TFC shall, upon request of SHS, reasonably promptly take all actions necessary to release or terminate any filing made hereunder.

     18. INVENTORY COLLATERAL TO REMAIN PERSONAL PROPERTY. SHS agrees that the Manufactured Homes constituting the Collateral shall at all times remain personal property and shall not become affixed to or form a part of any real estate and no filing or election has been made or will be made under applicable state law to cause such units to become part of any real estate or otherwise treated or recognized as real estate under applicable state law.

     19. AFFIRMATIVE UNDERTAKINGS, WARRANTIES AND REPRESENTATIONS. SHS warrants and represents to, and covenants and agrees with, TFC that: (A) SHS has good title to all of the Collateral; (B) except as provided for in Part 6 on the Schedule of Terms and Disclosures attached hereto, the security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any other person; (C) SHS will at all times be duly organized, existing, and in good standing under the laws of the State of Michigan and will at all times be in good standing, qualified and licensed to do business in each state in which the nature of its business or property so requires (including, without limitation, being licensed to rent and sell manufactured homes); (D) SHS has the right and is duly authorized to enter into this Agreement; (E) SHS's execution of this Agreement does not constitute a breach of any agreement to which it is now or may hereafter become bound; (F) there are no actions or proceedings pending or, to the best of the knowledge of SHS, threatened against it which might result in any material adverse change in its financial or business condition or which could have a material adverse affect on the MH Consumer Lease Agreements constituting Collateral or the MH Consumer Lease Agreement Payments in respect thereof; (G) SHS will maintain the Collateral in good condition and repair; (H) SHS has duly filed and will duly file all tax returns required by law; (I) SHS has paid and will pay prior to delinquency all taxes, levies, assessments and governmental charges of any nature unless SHS is contesting the payment thereof in good faith and has established reserves (in accordance with GAAP) to cover such taxes, levies, assessments or governmental charges; (J) SHS will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in the first paragraph of this Agreement; (K) SHS will promptly supply TFC with such information concerning it as TFC hereafter may reasonably request; (L) all MH Consumer Lease Agreements constituting Collateral will be kept at SHS's principal place of business designated in the first paragraph of this Agreement or at the Sun MH Community where the Manufactured Home covered by such MH Consumer Lease Agreement is located; (M) SHS will give TFC ninety
     (90) days prior written notice of any change in its identity, name, form of business organization, ownership, management, principal place of business, state of organization, and before moving any books and records or the aforesaid MH Consumer Lease Agreements to any other location; (N) SHS will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral (including, without limitation, under the MH Servicing Agreements and/or MH SHS Homesite Leases) in order to maintain all the rights of TFC thereunder; (O) SHS will advise TFC of the commencement of material legal proceedings against it with respect to which monetary damages, individually, in excess of $1,000,000 could likely be recovered; (P) SHS will not locate any Manufactured Homes constituting Collateral anywhere other than in Sun MH Communities and will seek the written consent of TFC to amend Part 3 to the Schedule of Terms and Disclosures in order to add additional manufactured home communities to said Part (such consent not to be unreasonably withheld or delayed by TFC);
     (Q) SHS will comply with all applicable laws, unless noncompliance would not have a material adverse effect on the financial condition of SHS, the Collateral or SHS's ability to perform and carry out its obligations and undertakings hereunder, and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof,
     (S) each invoice, bill of sale or similar document submitted to TFC by SHS as a request for the financing of a Manufactured Home is true and correct in all material respects, (R) SHS has, to the extent required by its activities and businesses, fully complied with and will continue to fully comply with (I) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended, (B) all rules and regulations promulgated under the Consumer Credit Protection Act (including, without limitation, Regulations M and Z thereunder), and (C) all other applicable federal statutes and the rules and regulations promulgated thereunder pertaining to the renting, selling and financing of manufactured homes and (II) all of the applicable provisions of any law of any state or municipality (and the rules and regulations promulgated thereunder) relating to the renting, selling and financing of manufactured homes, including, without limitation, the laws, rules and regulations of the States of Florida, Michigan, Indiana, Texas, and Ohio, except where the failure to so comply would not have a material or adverse effect on the business, properties or financial condition of SHS or the ability of SHS to perform its undertakings hereunder and (S) neither the MH Community Homesite Lessors nor any mortgagee nor secured party thereof have any claim on, lien or security interest in, or right to obtain any New Manufactured Home Held for Sale or Used Manufactured Home Held for Sale constituting Collateral.

          SHS hereby indemnifies and holds TFC harmless against all claims and defenses asserted by any MH Consumer Lessee under any MH Consumer Lease Agreement constituting (or having constituted) Collateral or any buyer of any Manufactured Home financed hereunder or otherwise constituting (or having constituted) a part of the Collateral that arises, directly or indirectly, out of the failure of SHS to comply with any applicable laws, including, without limitation, the failure of SHS to fully comply with any of the applicable provisions of (1) the Consumer Credit Protection Act, as amended, (2) all rules and regulations promulgated under the Consumer Credit Protection Act (including, without limitation, Regulations M and Z thereunder), (3) all other applicable federal statutes and the rules and regulations promulgated thereunder pertaining to the renting, selling and financing of manufactured homes and (4) any applicable laws of any state or municipality (and the rules and regulations promulgated thereunder) relating to the renting, selling and financing of manufactured homes, including, without limitation, the laws, rules and regulations of the States of Florida, Michigan, Indiana, Texas, and Ohio.

     20. NEGATIVE COVENANTS. SHS will not at any time: (A) other than as provided in Sections 10 and 11 hereof, sell, lease or otherwise dispose of any Manufactured Homes constituting Collateral or sell, lease or otherwise dispose of any of the other Collateral; (B) pledge or encumber or otherwise grant a lien or security interest in and to (or allow any such lien or security interest to arise in respect of) any of the Collateral (except as provided for hereunder); or (C) merge or consolidate with another entity or otherwise change its legal structure or amalgamate unless TFC shall have given its prior written approval of the same (which approval will not be unreasonably withheld or delayed).

     21. INSURANCE. At all times during the term of this Agreement, SHS shall bear the entire risk of loss or destruction of, or damage to, its respective Collateral. SHS shall list the Collateral on its insurance schedule for its full replacement cost or actual cash value at its discretion, pursuant to an "all risk" property insurance policy with a company reasonably acceptable to TFC that names TFC as a "lender loss-payee" with respect to its Collateral and provides that TFC shall be provided with 30 days notice of cancellation. SHS will provide TFC with written evidence of such property insurance coverage and lender's loss-payee endorsement. SHS shall indemnify, defend and hold harmless TFC in respect of all claims, demands, suits and expenses on account of bodily injury, sickness or disease, including death, sustained by any person or persons, injury to or the destruction of property, and any and all other losses, accidents, claims, suits and expenses whatsoever and howsoever arising or incurred in the course of the business activities carried on by SHS and SHS shall maintain "Commercial General Liability Insurance" in a limit of not less than $10,000,000, with such deductibles as it sees fit (and, if practicable, shall have TFC named as an additional insured on such policy). If SHS is required to indemnify TFC, TFC agrees that SHS and its third-party administrator shall control the defense and TFC shall reasonably cooperate with the defense (all at the cost and expense of SHS).

          In the event of SHS's failure to secure and maintain insurance as herein required, TFC may, to protect and insure the Collateral and at is sole option, secure such insurance on behalf of SHS, and SHS hereby promises to pay to TFC on demand any amounts expended by TFC in securing such insurance as part of the obligations, the payment of which is secured by the Collateral pursuant to this Agreement. Insurance purchased by TFC may not include coverage beyond that required by this Section. The cost of such insurance may include premium expense. TFC's affiliates may act as insurance carrier, premium finance company and/or insurance administrator, and may be compensated through premium charges, commissions, premium rebates and fees. SHS acknowledges that any insurance obtained by TFC is solely for the benefit of TFC and may be more expensive than insurance obtained or obtainable by SHS. SHS hereby agrees that TFC may act as SHS's representative in making, adjusting, and settling claims under or canceling any insurance policies it places pursuant to this provision covering the Collateral, and endorsing SHS's name on any drafts, checks or other instruments drawn by an insurer of the Collateral. TFC will promptly discontinue any insurance purchased by it upon SHS's presentation of proper evidence of valid insurance meeting the requirements of this Section.

          With respect to any Manufactured Home constituting Collateral that is lost, stolen, destroyed or damaged beyond repair, SHS will (AA) pay to TFC the outstanding principal indebtedness owed in respect of any Advance made to it hereunder to finance the acquisition of such Manufactured Home so lost, stolen, destroyed or damaged on the first Billing Statement Payment Date occurring after the month in which such loss, theft, destruction or damage occurred and (BB) pay on such Billing Statement Payment Date all of the following excess amounts determined in respect of the last day of the month in which such loss, theft, destruction or damage occurred: (AAA) the amount by which the aggregate outstanding principal balance of the New Manufactured Home Acquisition Advances exceeds the New Borrowing Base,
     (BBB) the amount by which the aggregate outstanding principal balance of the Used Manufactured Home Acquisition Advances exceeds the Used Sales Borrowing Base and (CCC) the amount by which the aggregate outstanding principal balance of the Rented Manufactured Home Advances exceeds the Rental Borrowing Base, provided that if a Default or Event of Default shall then exist, SHS shall immediately pay, or cause to be paid, to TFC, without duplication, all insurance proceeds (net of any reasonable expenses in respect thereof) obtained with respect to such Manufactured Home together with all of the other foregoing amounts for application to the obligations hereunder as provided for in Section 26 hereof. TFC shall apply the amounts paid in respect of the excess amount payments to the Advances in respect thereof in such order of payment as TFC may determine in its sole discretion.

          To the extent that any Manufactured Home that constitutes Collateral hereunder is damaged in an amount in excess of $10,000 and, in SHS's estimation can be repaired or refurbished, SHS shall inform TFC in writing of such damage and of its undertaking to repair and refurbish such Manufactured Home, shall promptly commence the repair or refurbishment of such Manufactured Home, and shall notify TFC when such repairs and refurbishment are completed. If the foregoing repairs and refurbishments have not been completed within the 90-day period, SHS shall (A) pay off the outstanding principal amount of any Advance (together with all accrued and unpaid finance charges and other fees in respect thereof) related to such Manufactured Home on the Billing Statement Payment Date first occurring after the end of such period and (B) pay on such Billing Statement Payment Date all of the following excess amounts determined in respect of the last day of the month immediately preceding such Billing Statement Payment Date: (AA) the amount by which the aggregate outstanding balance of the New Manufactured Home Acquisition Advances exceeds the New Borrowing Base, (BB) the amount by which the aggregate outstanding balance of the Used Manufactured Home Acquisition Advances exceeds the Used Sales Borrowing Base and (CC) the amount by which the aggregate outstanding balance of the Rented Manufactured Home Advances exceeds the Rental Borrowing Base, provided that if a Default or Event of Default shall then exist, SHS shall immediately pay to TFC all such amounts. TFC shall apply the amounts paid in respect of the excess amounts payments to the Advances in respect thereof in such order of payment as TFC may determine in its sole discretion. TFC shall have the right to require such documentation as is reasonably available to verify the damages and SHS's actions to repair the same.

          Upon the full and final payment of all indebtedness and obligations of SHS hereunder and the termination of all commitments and lending facilities hereunder, TFC will deliver to SHS any and all insurance proceeds received by it under any casualty insurance policy referred to above (net of any costs and expenses paid by TFC with respect thereto).

     22. FINANCIAL STATEMENTS. SHS shall deliver to TFC, within 90 days after the close of each fiscal year of SHS, SHS's balance sheet, statement of income, changes in cash flows and other related financial statements ("FINANCIAL STATEMENTS"), prepared in accordance with generally accepted accounting principles and certified by the chief financial officer of SHS as presenting fairly the financial condition of SHS as of the date thereof and for the period then ended. SHS will deliver to TFC, within 90 days after the close of each fiscal quarter of SHS, copies of SHS's quarterly Financial Statements certified by the chief financial officer of SHS as presenting fairly the financial condition of SHS as of the date thereof and for the period then ended. SHS will deliver to TFC, weekly in arrears in a electronic format which is compatible with and exportable to TFC's commercial loan tracking systems, a status report for all of the Manufactured Homes constituting the Collateral, which report shall provide such detail and determinations as shall be mutually agreed between SHS and TFC prior to the Closing Date and as set forth in Part 8 to the Schedule of Terms and Disclosures attached hereto (the "WEEKLY ELECTRONIC MH INVENTORY REPORT").

     23. AUDITS. In connection with any Audits to be performed under this
     Section 23, SHS grants TFC an irrevocable license to enter SHS's business locations (including, without limitation, any MH Homesites or MH Rental Homesites leased by SHS under any MH SHS Homesite Lease) during normal business hours without notice (except as expressly provided below) to SHS to: (A) account for and inspect all Collateral of SHS (including, without limitation, all Manufactured Homes and all manufacturer statements of origin or certificates of title); for so long as no Default or Event of Default shall exist, TFC agrees to give SHS 48 hours prior notice of any such inspection with respect to manufacturer statements of origin or certificates of title; (B) verify SHS's compliance with this Agreement; and
     (C) examine and copy SHS's books and records related to the Collateral of SHS; for so long as no Default or Event of Default shall exist, TFC agrees to give SHS 48 hours prior notice of any such inspection with respect to manufacturer statements of origin or certificates of title. In connection with any Audits to be performed under this Section 23, SHS agrees to provide TFC with such information as TFC reasonably requests to substantiate SHS's invoice price, Net Invoice Prices, Market Prices and net book value determinations and to allow TFC reasonable access to SHS's books, records and personnel from time to time during normal business hours to verify such information. In order to assess SHS's compliance with the provisions of this Agreement, TFC shall be entitled to audit and floorcheck or cause to be audited or floorchecked the Manufactured Home inventory of SHS, SHS's books and records and the other Collateral as frequently as TFC considers it prudent to do so (in each case, an "AUDIT"). During each calendar month for so long as this Agreement is in effect and no Default or Event of Default shall be in existence, TFC shall conduct Audits such that TFC shall have floorchecked, audited and/or reviewed all Manufactured Homes constituting Collateral hereunder (and any MH Consumer Lease Agreements, manufacturer statements of origin, and certificates of title in respect thereof), SHS's books and records and the other Collateral every twelve
     (12) months, provided that, if, in the reasonable determination of TFC, material discrepancies exist between the results of such Audits and the

     Weekly Electronic MH Inventory Reports (which material discrepancies SHS shall have not been able to explain to the reasonable satisfaction of TFC), TFC may increase the frequency of its Audits such that all Manufactured Homes constituting Collateral hereunder (and any MH Consumer Lease Agreements, manufacturer statements of origin, and certificates of title in respect thereof), SHS's books and records and the other Collateral shall be floorchecked, audited and/or reviewed every six (6) months or such shorter period of time as TFC shall determine in its reasonable discretion. If a Default or Event of Default shall exist, TFC may, in its sole discretion, conduct Audits as frequently as it deems necessary in respect of the Collateral (including, without, limitation, the Manufactured Homes constituting Collateral hereunder; any MH Consumer Lease Agreements, any manufacturer statements of origin, and/or any certificates of title in respect thereof; and the books and records of SHS). SHS shall cooperate fully with TFC in connection with each Audit. If no Default or Event of Default shall exist during any Audit, SHS shall remit to TFC an audit fee (the "AUDIT FEE") for each such Audit conducted in respect of a Sun MH Community or other situs of Collateral or books and records of SHS equal to $500 per such Audit. If any Default or Event of Default shall exist during any Audit, SHS shall remit to TFC the Audit Fee for each Audit conducted in respect of a Sun MH Community or other situs of Collateral or books and records equal to $500 plus TFC's actual out-of-pocket expenses incurred in respect of each such Audit. If, as a result of any Audit, it shall be determined by TFC that a Manufactured Home constituting Collateral is not in the possession of SHS in a Sun MH Community or in the possession of a MH Consumer Lessee under a MH Consumer Lease Agreement and located on a MH Rental Homesite in a Sun MH Community, then SHS shall immediately, upon receipt of a written demand therefor from TFC, pay to TFC (I) the outstanding principal indebtedness owed for any Advance made to it hereunder related to such Manufactured Home on the first Billing Statement Payment Date occurring after the month in which such determination was made or, if a Default or Event of Default shall then exist, upon written demand from TFC, whichever is earlier, and (II) pay on such Billing Statement Payment Date all of the following excess amounts determined in respect of the last day of the month in which such determination was made: (A) the amount by which the aggregate outstanding principal balance of the New Manufactured Home Acquisition Advances exceeds the New Borrowing Base, (B) the amount by which the aggregate outstanding principal balance of the Used Manufactured Home Acquisition Advances exceeds the Used Sales Borrowing Base and (C) the amount by which the aggregate outstanding principal balance of the Rented Manufactured Home Advances exceeds the Rental Borrowing Base. TFC shall apply the amounts paid in respect of the aforesaid excess amounts to the Advances in respect thereof in such order of payment as TFC may determine in its sole discretion.

     24. COVENANTS. SHS agrees that the failure of the Guarantors and their consolidated subsidiaries (including, without limitation, SHS) to maintain the financial covenants set forth in that certain Credit Agreement, dated as of September 30, 2004, among the Guarantors, the various financial institutions party thereto and Standard Federal Bank National Association, as administrative agent, as in effect from time to time ("CREDIT AGREEMENT"), as of the last day of each fiscal quarter of the Guarantors, based on the publicly released consolidated financial statements of the Guarantors, shall be treated as an Event of Default as provided in Section 25(b) hereof, provided, if any such financial covenant shall be modified or waived by the parties to such Credit Agreement and TFC shall have not consented to the same in writing at the time of any such amendment and waiver, then, unless TFC shall have subsequently so consented, the making or extension of any Advances hereunder shall immediately and without notice to SHS become discretionary in the sole and absolute determination of TFC. For the avoidance of doubt, TFC agrees that any waiver or modification of the aforesaid financial covenants in the Credit Agreement by the parties thereto shall be effective hereunder except that TFC has the right, in its sole discretion, as a result thereof to convert this Agreement to a fully discretionary lending facility on the part of TFC. If the Credit Agreement shall be terminated by the parties thereto, the financial covenants provided for therein at the time of such termination shall nonetheless continue to be effective under this Section 24.

     Not later than 50 calendar days after the last day of each fiscal quarter of the Guarantors, or 90 calendar days after the last day of each fiscal year of the Guarantors, SHS shall submit to TFC a certificate stating that the Guarantors are in compliance with the aforesaid financial covenants (or, if applicable, disclosing any non-compliance therewith) and shall show such supporting information as TFC may reasonably request. Each certificate will also certify that no Event of Default under Section 25(o) then exists. Each certificate shall be in form and substance reasonably satisfactory to TFC and signed by the chief financial officer or chief accounting officer of the Guarantors (or such other officer as is acceptable to TFC in its sole discretion).

     25. DEFAULT. SHS will be in immediate default under this Agreement (and an Event of Default shall exist hereunder at such time) if: (A) any payment obligation of SHS to TFC and/or any affiliate of TFC under this Agreement or any agreement related hereto is not paid within 3 business days of the due date thereof, including, without limitation, any payment required under Sections 1, 2, 3, 4, 11, 12, 13, 21 and/or 23 hereof; (B) SHS breaches any covenant under (I) Section 19(c) or Section 21 and the same is not cured within the earlier of 30 days from the date of any such breach or 10 days of TFC's delivery of written notice thereof to SHS or (II) Section 24 hereof; (C) any sale of or disposition of the Collateral is made by SHS other than in compliance with Sections 10 or 11 hereof, or SHS breaches any covenant under Section 20 hereof and, in any such case, such noncompliance or breach is not cured within 10 days of the earlier to occur of (I) written notice from TFC to SHS of such noncompliance or breach or (II) knowledge of such noncompliance or breach by a responsible officer of SHS;
     (D) SHS defaults in the performance of or compliance with any agreement or undertaking contained herein or in any other instrument or agreement delivered by SHS to TFC or any affiliate of TFC in connection with this Agreement (other than those referred to in clauses (a), (b) and (c) of this Section 25) and such default is not cured within 30 days of the earlier to occur of (I) written notice from TFC to SHS of such default or (II) knowledge of such default or breach by a responsible officer of SHS; (E) any representation or warranty made or deemed to be made by SHS herein or in any statement, document or report made or delivered to TFC in connection herewith shall prove to have been untrue, incorrect or misleading in any material respect; (F) SHS or any Guarantor ceases to do business as a going concern; (G) either or both of the Guarantors cease to own, directly or indirectly, all of the preferred stock of SHS; (H) Sun Communities Operating Limited Partnership, a Michigan limited partnership ceases to own, directly or indirectly, all of voting and other capital stock of SHS;
     (I) SHS or any Guarantor becomes insolvent or bankrupt, makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver; a trustee or a receiver is appointed for SHS or any Guarantor for a substantial part of its property without its consent and such trustee or receiver is not removed within a period of sixty (60) days; bankruptcy, reorganization or insolvency proceedings are instituted by or against SHS or any Guarantor and are not dismissed within a period of sixty (60) days;
     (J) all or any material part of the Collateral is attached, levied or seized upon in any proceeding; (K) there occurs a default by SHS, any Guarantor or any other affiliate of SHS under any other agreement with TFC and/or any affiliate of TFC, and any applicable grace period with respect thereto has expired; (L) SHS fails to pay any indebtedness in excess of $1,000,000 owing to any person other than TFC or any affiliate of TFC when due or otherwise defaults under any agreement in respect of such indebtedness which would permit such person (with the lapse of time or the giving of notice or both) to accelerate the payment of such indebtedness or otherwise require such indebtedness, in whole or part, to be paid prior to its stated maturity; (M) any Guarantor fails to make any payment in respect of any indebtedness owing to any person other than TFC or any affiliate of TFC when due or otherwise defaults under any agreement in respect of such indebtedness which would permit such person (with the lapse of time or the giving of notice or both) to accelerate the payment of such indebtedness or otherwise require such indebtedness, in whole or part, to be paid prior to its stated maturity, provided that such indebtedness either individually or cumulatively with all other such indebtedness has an aggregate outstanding principal amount of at least $2,000,000; (N) (I) any MH Servicing Agreement covering a material number of Rented Manufactured Homes constituting Collateral shall be terminated, rescinded or revoked or materially amended or modified without the prior written consent of TFC and/or any MSA covering a material number of Manufactured Homes constituting Collateral shall be terminated, rescinded or revoked or materially amended or modified without the prior written consent of TFC; (O) (I) any MH Servicing Agreement that covers a material number of Rented Manufactured Homes constituting Collateral is materially breached by the MH Community Homesite Lessor thereunder or by SHS and/or (II) any MSA that covers a material number of Manufactured Homes constituting Collateral is materially breached by the MH Community Homesite Lessor thereunder or by SHS; (P) a final judgment for the payment of money in excess of $1,000,000 is rendered against SHS or or in excess of $2,000,000 is rendered against any Guarantor and is not, bonded, discharged or stayed within thirty (30) days after the entry thereof or is not discharged within thirty (30) days after the expiration of any such stay;
     (Q) the total fines, penalties and damages paid by the Guarantors or any subsidiary thereof (including, without limitation, SHS) to the United States government or any agency thereof, to any State government or any agency thereof, and/or to any third-party, in each case, in connection with any investigation, determination, settlement or litigation arising out of or in connection with the Federal governmental investigation described in
     Part 9 of the Schedule of Terms and Disclosures attached hereto or the matters referred or related to therein exceeds $5,000,000; or (R) any Guarantor revokes, terminates or attempts to revoke or terminate the Guaranty.

          During the existence of any Event of Default, TFC may, at any time and without notice or demand to SHS, take any one or more of the following actions: (1) declare all or any part of the indebtedness and obligations of SHS hereunder immediately due and payable, together with all costs and expenses of TFC's collection activity, including, without limitation, all attorneys' fees; (2) exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral and to enforce the payment of any and all obligations (including, without limitation, any deficiency obligations) of SHS hereunder; and/or (3) terminate any additional financing hereunder.

     26. RIGHTS OF TFC UPON DEFAULT. Upon the occurrence of an Event of Default hereunder, and at any time thereafter, TFC shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Rhode Island and any other applicable laws, including the right to collect from SHS any deficiency remaining after disposition of the Collateral and to collect all MH Consumer Lease Agreement Payments under the MH Consumer Lease Agreements (in respect of Rented Manufactured Homes constituting Collateral) from the applicable MH Community Homesite Lessor or directly from the MH Consumer Lessees (upon notification or otherwise). SHS agrees that TFC may, by itself or through an agent, without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the apparent control of SHS where TFC believes the Collateral may be (including, without limitation, any MH Homesite or MH Rental Homesite), and disassemble, render unusable and/or repossess all or any items of the Collateral (to the extent not rented under a MH Consumer Lease Agreement). SHS expressly waives all rights to possession of the Collateral after default. SHS shall, upon demand by TFC, assemble the Collateral (to the extent not rented under a MH Consumer Lease Agreement) and return it to TFC at a place designated by TFC. TFC will give SHS reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale of the Collateral or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed to the notice address of SHS shown herein at least ten (10) days before the time of the sale or other disposition of the Collateral. SHS agrees that TFC may apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and SHS hereby consents to any such appointment. SHS agrees that the repurchase of any Manufactured Home included in the Collateral by a Manufacturer shall constitute a commercially reasonable private sale of such Collateral by TFC. Expenses of retaking, holding, preparing for sale, selling and the like shall include attorney's fees and other legal expenses. SHS understands that TFC's rights are cumulative and not alternative.

          In connection with TFC's exercise of its rights under this Section 26, SHS (I) irrevocably waives, to the extent it may lawfully do so, any right it may have to a judicial hearing in advance of the enforcement of any of TFC's rights and remedies hereunder, including, without limitation, its right to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto following an Event of Default, and
     (II) irrevocably waives, to the extent it may lawfully do so, any right it may have under any applicable valuation and exemption laws. TFC shall not be deemed to have waived any of its rights or remedies in respect of the obligations of SHS hereunder or the Collateral unless such waiver shall be in writing and signed by TFC. No delay or omission on the part of TFC in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. TFC shall not be required to marshal any Collateral for, or other assurances of payment of, the obligations of SHS or to resort to such Collateral or other assurances of payment in any particular order. SHS hereby agrees, to the extent that it may lawfully do so, that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of TFC's rights and remedies under this Agreement or under any other instrument related thereto and, to the extent that it lawfully may, SHS hereby irrevocably waives the benefits of all such laws. SHS shall pay to TFC on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by TFC in protecting, preserving or enforcing TFC's rights and remedies under or in respect of any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the obligations of SHS hereunder in such order or preference as TFC may determine, proper allowance and provision being made for any such obligations not then due. Upon the final payment and satisfaction in full of all of the obligations of SHS hereunder and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State of Rhode Island, if any, any excess shall be returned to SHS. In the absence of final payment and satisfaction in full of all of such obligations, SHS shall remain liable for any deficiency.

          SHS grants TFC an irrevocable power of attorney, which shall become effective upon the occurrence of an Event of Default, to: instruct each MH Community Homesite Lessor under its respective MH Servicing Agreement to pay to TFC any or all of the MH Consumer Lease Agreement Payments under the MH Consumer Lease Agreements constituting Collateral and to otherwise preserve and protect the other Collateral; execute or endorse on SHS's behalf any checks, financing statements, instruments, certificates of title and manufacturer statements of origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between or among TFC and SHS; initiate and settle any insurance claim pertaining to the Collateral of SHS to the extent not done by SHS as contemplated in
     Section 21 above; and do anything to preserve and protect the Collateral of SHS and TFC's rights and interest therein.

     27. WAIVER. TFC may, in its sole discretion, waive a default or cure a default at SHS's expense. Any such waiver in any particular instance or any waiver of a particular default shall not be a waiver of any other defaults at the same time or at any other time. No modification or change in this Agreement, or supplement hereto, shall bind TFC unless in writing and signed by an authorized officer of TFC.

     28. TERM; MATURITY DATE. This Agreement shall have a term (the "TERM") commencing on the date hereof and ending on March 1, 2009 (the "MATURITY DATE"). All obligations hereunder outstanding on the Maturity Date shall mature and automatically become due and payable, including, without limitation, all outstanding Advances, all accrued and unpaid interest and/or finance charges and all fees, costs and expenses. SHS agrees to pay all such obligations so maturing on the Maturity Date. Notwithstanding the Term of this Agreement, no booking approvals shall be issued less than 30 days prior to the Maturity Date.

          SHS may terminate this Agreement in whole, but not in part, at any time by written notice received by TFC. If SHS terminates this Agreement, SHS agrees to give TFC 60 days prior written notice of such termination (and during such notice period, SHS will continue to pay all sums due under the Agreement, including, but not limited to the payment of the fees set forth in Section 13 hereof and Advances may be requested hereunder in accordance with the terms and conditions hereof except that the issuance of booking approvals may be ceased by TFC within a reasonable period of time prior to the effective termination date of this Agreement). SHS will not be relieved from any obligation to TFC arising out of Advances or booking approvals made before the effective termination date of this Agreement. The total outstanding balance due under this Agreement as of the effective date of termination will be due and payable upon the effective termination date of this Agreement (which shall include, without limitation, all unpaid principal in respect of any outstanding Advances, all accrued and unpaid interest, finance charges and fees in respect thereof and all costs and expenses to be paid by SHS hereunder) together with the following termination fees: (I) if the effective date of termination shall occur on or prior to the first anniversary of the date of this Agreement, a


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

     fee of $800,000 and (II) if the effective date of termination shall occur after the first anniversary of the date of this Agreement and on or prior to the second anniversary of the date of this Agreement, a fee of $400,000. TFC will retain all of its respective rights, interests and remedies hereunder until SHS has fully and finally paid all of its obligations owing hereunder. All waivers of SHS set forth within this Agreement will survive any termination of this Agreement.

     29. BINDING EFFECT. SHS shall not assign its interest in this Agreement without the prior written consent of TFC. This Agreement will protect and bind the respective heirs, representatives, successors and assigns of SHS and TFC.

     30. NOTICES. Except as otherwise stated herein, all notices, requests and documents will be sufficiently given or served if mailed or delivered: (A) to SHS at the place of business specified in Part 1 on the Schedule of Terms and Disclosures attached hereto or such other address as SHS may hereafter specify in writing to TFC and (B) to TFC as specified in Part 10 on the Schedule of Terms and Disclosures attached hereto or such other address as TFC may hereafter specify in writing to the other parties hereto.

     31. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT SHS AND TFC FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     31. OTHER WAIVERS. SHS irrevocably waives notice of TFC's acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor.

     32. SEVERABILITY. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

     33. RECEIPT OF AGREEMENT. SHS acknowledges that it has received a true and complete copy of this Agreement. SHS acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
     (A) TFC may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, billing statement, invoice, financial statements or other reports, and (B) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement among TFC and SHS, and for all evidentiary purposes before any court.

     34. MISCELLANEOUS. Time is of the essence regarding SHS's performance of its obligations to TFC hereunder notwithstanding any course of dealing or custom on TFC's part to grant extensions of time. SHS's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. TFC will have the right to refrain from or postpone enforcement of this Agreement or any other agreements between TFC and SHS without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between or among TFC and SHS contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. This Agreement may be amended or modified or provisions waived only in a writing signed by TFC and SHS. The Section titles


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

     used in this Agreement are for convenience only and do not define or limit the contents of any Section. The recitals in this Agreement are hereby incorporated herein and made a part hereof.

     35. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUIED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REFERENCE TO APPLICABLE CONFLICT OF LAW PRINCIPLES. EACH OF THE PARTIES HERETO CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF RHODE ISLAND COURTS IN CONNECTION WITH THE RESOLUTION OF ANY DISPUTES CONCERNING THE MATTERS CONTEMPLATED HEREIN.


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

     IN WITNESS WHEREOF, TFC and SHS have executed this Agreement as of the date first set forth hereinabove.

                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Brian Courtney
                                            ------------------------------------
                                        Print Name: Brian Courtney
                                        Title: SVP, Credit and Operations


                                        SUN HOME SERVICES, INC.


                                        By: /s/ Brian Fannon
                                            ------------------------------------
                                        Print Name: Brian Fannon
                                        Title: Executive Vice President

       [Signature Page to Agreement for Wholesale Financing (Manufactured
             Home Purchase Money, Used and Rental Credit Facility)]


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

                             APPENDIX I: DEFINITIONS

ADVANCES - Recital K of this Agreement.

AFFILIATE -- means any person controlling, controlled by or under common control with another person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise.

AGREEMENT - first paragraph of this Agreement.

AUDIT - Section 23 of this Agreement.

AUDIT FEE - Section 23 of this Agreement.

BILLING STATEMENT PAYMENT DATE - Section 14 of this Agreement.

BOOKING DATE - Section 7 of this Agreement.

BORROWER - first paragraph of this Agreement.

CLOSING DATE - means March 21, 2006.

COLLATERAL - Section 16 of this Agreement.

CREDIT AGREEMENT - Section 24 of this Agreement.

DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

DISPOSITION PAYMENT DATE means, with respect to any sale of a Manufactured Home constituting Collateral referred to in Section 11 hereof for which a payment is required to be made by SHS to TFC thereunder, the earlier of (I) the date which is 7 calendar days after the date of any such sale and (II) the date on which the sum of (A) all outstanding payments required to be made under Section 11 in respect of such sales, (B) all outstanding payments required to be made under
Section 12 in respect of any lost, stolen, destroyed or damaged beyond repaid Manufactured Homes constituting Collateral, (C) all curtailments or payments at maturity required to be paid under Section 12 and (D) all borrowing base payments required under Sections 1 through 4 then due and payable first, in the aggregate, exceeds after such sale 5% of the aggregate principal amount of the Advances then outstanding, provided that, if a Default or Event of Default shall exist, Disposition Payment Date shall mean the date on which any of the proceeds of such sale is received.

EVENT OF DEFAULT - means an event or condition set forth in Section 25 of this Agreement, after giving effect to any lapse of time, cure or grace period or the giving of any notice required, in each case by said Section, to expire or be given.

FINANCIAL STATEMENTS - Section 22 of this Agreement.

GENERAL COLLATERAL - Section 16 of this Agreement.


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

GUARANTORS - means each of Sun Communities, Inc., a Maryland corporation, and Sun Communities Operating Limited Partnership, a Michigan limited partnership. The Guarantors are jointly and severally liable under the Guaranty.

GUARANTY - means that certain joint and several Guaranty of even date herewith executed and delivered to TFC by the Guarantors, as amended from time to time.

HEIRS - the heirs, legatees, descendants and blood relatives of M. Shiffman, as identified in Part ___ of the Schedule of Terms and Disclosures attached hereto.

LATE FEE - Section 14 of this Agreement.

LCCP - Section 33 of this Agreement.

MANUFACTURED HOME - Recital A of this Agreement.

MANUFACTURER/MANUFACTURERS - Recital A of this Agreement.

MANUFACTURER FUNDING DATE - Section 7 of this Agreement

MARKET PRICE - Section 3 of this Agreement.

MATURITY DATE - Section 28 of this Agreement.

MH COMMUNITY HOMESITE LESSOR - Recital L of this Agreement.

MH CONSUMER LEASE AGREEMENT - Recital D of this Agreement.

MH CONSUMER LEASE AGREEMENT PAYMENTS - Recital M of this Agreement.

MH CONSUMER LESSEE - Recital D of this Agreement.

MH CONSUMER LESSEE PURCHASE OPTION - Recital D of this Agreement.

MH HOMESITE - Recital L of this Agreement.

MH RENTAL HOMESITE - Recital L of this Agreement.

MH SERVICING AGREEMENT - Recital M of this Agreement.

MH SHS HOMESITE LEASE - Recital L of this Agreement.

MSA - Section 16 of this Agreement.

NADA BASE STRUCTURE VALUE -- means, at any time with respect to any Manufactured Home, the Base Structure Value of a Home in Average Condition of similar year, make, model and equipment as listed in an N.A.D.A. Guide published by the NADA Appraisal Guides Company for used manufactured homes, provided that, for purposes of determining such valuation, any optional equipment shall be excluded and there shall be no deduction from or reduction in such valuation for any damage or casualty that has been repaired.

NEW BORROWING BASE - Section 1 of this Agreement.


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

NET INVOICE PRICE - Section 1 of this Agreement.

NEW MANUFACTURED HOME - Recital B of this Agreement.

NEW MANUFACTURED HOME ACQUISITION ADVANCE - Recital G of this Agreement.

NEW MANUFACTURED HOME ADVANCES - Recital K of this Agreement.

NEW MANUFACTURED HOME BULK SALE ADVANCE - Recital G of this Agreement.

NEW MANUFACTURED HOME SALE ADVANCE - Recital G of this Agreement.

NEW RENTED MANUFACTURED HOME - Recital B of this Agreement.

NEW RENTED MANUFACTURED HOME ADVANCE - Recital H of this Agreement.

NEW MANUFACTURED HOME HELD FOR SALE - Recital B of this Agreement.

NSF CHECK - Section 13 of this Agreement.

PM COLLATERAL - Section 15 of this Agreement.

PRIME RATE -- means, for any month, the prevailing "prime rate" as quoted in the Wall Street Journal on the last day of such calendar month.

RENTAL BORROWING BASE - Section 2 of this Agreement.

RENTED MANUFACTURED HOMES - Recital E of this Agreement.

RENTED MANUFACTURED HOME ADVANCE - Recital K of this Agreement.

SHS - first paragraph of this Agreement.

SUN MH COMMUNITY - Recital L of this Agreement.

TANGIBLE NET WORTH - Section 24 of this Agreement.

TERM - Section 28 of this Agreement.

TFC - first paragraph of this Agreement.

USED BORROWING BASE - Section 3 of this Agreement.

USED MANUFACTURED HOME - Recital C of this Agreement.

USED MANUFACTURED HOME ACQUISITION ADVANCE - Recital I of this Agreement.

USED MANUFACTURED HOME ADVANCES - Recital K of this Agreement.

USED MANUFACTURED HOME BULK SALE ADVANCE - Recital I of this Agreement.


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

USED MANUFACTURED HOME HELD FOR SALE - Recital C of this Agreement.

USED MANUFACTURED HOME SALE ADVANCE - Recital I of this Agreement.

USED RENTED MANUFACTURED HOME - Recital C of this Agreement.

USED RENTED MANUFACTURED HOME ADVANCE - Recital J of this Agreement.

WEEKLY ELECTRONIC MH INVENTORY REPORT - Section 22 of this Agreement.


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